PROSPECTUS | October 29, 2007
as amended April 18, 2008
TOTAL RETURN FUND
Quaker Global Total Return Fund
As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.
Investments in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investments in the Fund involve investment risk, including the possible loss of principal. Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of the Fund before making an investment.

Your Guide to the Prospectus
This Prospectus is designed to help you make an informed decision about whether investing in the Quaker Global Total Return Fund offered by Quaker® Investment Trust is appropriate for you. Please read it carefully before investing and keep it on file for future reference.
To make this Prospectus easy for you to read and understand, we have divided it into four sections. Each section is organized to help you quickly identify the information you are looking for.
The first section, Risk and Return Summary, describes the Fund’s investment objective, investment strategies and policies, performance of the Fund in previous years, investment risks, and the likely costs of investing in the Fund. In particular, this section tells you four important things about the Fund you should know before you invest:
•	The Fund’s investment objective — what the Fund is trying to achieve.

•	The Fund’s principal investment strategies — how the Fund tries to meet its investment objective.

•	The investment selection process used by the Fund — how the Fund chooses its primary investments.

•	Risks you should be aware of — the principal risks of investing in the Fund.
The other three sections of the Prospectus — Management of the Fund, Shareholder Information, and Financial Highlights — provide you with detailed information about how the Fund is managed, the services and privileges that are available to you, how shares are priced, how to buy and sell shares, and other meaningful information about the Fund.

Overview
This prospectus (“Prospectus”) describes the Quaker Global Total Return Fund (the “Fund”), a separate series of Quaker Investment Trust (the “Trust”), an open-end management investment company. The Fund’s assets are managed according to its own investment objectives, strategies and goals.
The Sub-Adviser Approach
The Fund has its own distinct investment objectives, strategies and risks. The Fund’s investment adviser, Quaker Funds, Inc. (the “Adviser”), is responsible for constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Fund invests within a specific segment (or portion) of the capital markets and invests in securities consistent with the Fund’s investment objectives and style. The potential risks and returns of the Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.
The Adviser oversees the Fund’s sub-adviser and recommends to the Board of Trustees its hiring, termination or replacement. The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. The manager of managers structure would not permit investment advisory fees (including subadvisory fees) to be increased without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.
The Fund is classified as diversified for purposes of federal mutual fund regulation. The Fund also maintains its portfolio to meet the diversification requirements for mutual funds under federal tax law.

Table of Contents

I. Risk and Return Summary	2
Quaker Global Total Return Fund	2

II. Non-Principal Investment Strategies and Risks	6

III. Management of the Fund	8

IV. Shareholder Information	10
Calculating share price	10
fair valuation	10
choosing the appropriate share class	11
how to buy shares	15
how to sell shares	19
how to exchange shares	20
account services	21
dividend and tax matters	21
Release of portfolio holdings	22

V. Financial Highlights	22

VI. Privacy Notice	23

I. Risk and Return Summary
Quaker Global Total Return Fund
Investment Objective
The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. This Fund’s investment objective is non-fundamental, which means that it may be changed by the Board of Trustees without shareholder approval.
Principal Investment Strategy
The Fund normally:
•	Invests its assets in common stocks of U.S. companies and common stocks and American depository receipts (“ADRs”) of foreign companies without regard to market capitalization. (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the despository.) Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks’ and ADRs of foreign companies.

•	Invests its assets in equity securities of companies that the Fund’s sub-adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth. The Fund’s sub-adviser seeks to identify such companies by using a “bottom up” approach, i.e., by focusing on individual companies rather than on short-term movements in broad economic factors, such as interest rates or commodity prices. This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally. The sub-adviser looks for companies that display good cash flow prospectus, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

•	The Fund may invest without limit in companies located in developed or in emerging markets.

•	Invests up to 20% of its total assets in “special situation” securities when the Fund’s sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments.

•	Employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

•	Utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund’s total assets. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale,

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the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

•	Considers, when selecting countries in which the Fund will invest, such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

•	Assumes defensive positions, which means that the Fund’s portfolio may contain a large percentage of cash and cash equivalents, in anticipation of, or in response to, adverse market conditions. As a result, the Fund may not achieve its investment objective.
Principal Risks
You could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will fluctuate based on the prices of the securities in which the Fund invests. Stock prices fluctuate in response to many factors including interest rates, general economic conditions, investor perceptions and market liquidity. This is especially true with respect to equity securities of U.S. and foreign small- and medium-sized companies, whose prices may fluctuate more than the prices of equity securities of larger, more established companies. Moreover, because equity securities of U.S. and foreign small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, the Fund may have difficulty selling shares of such small- and medium-sized companies.
The prices of foreign securities in which the Fund invests may be further affected by other factors, including:
•	Political and Economic Conditions. The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•	Regulatory Environment. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

•	Securities Markets. The securities markets of many foreign countries are significantly smaller than U.S. securities markets. As a result, the securities of many foreign companies may be less liquid and their prices more volatile than those of U.S. companies.
These factors may affect the prices of securities issued by companies located in developing countries more than those in countries with mature economies. For example, in the past, many developing countries have experienced high rates of inflation or have sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement process.
In addition to the foregoing, the Fund is also subject to the following risks:
•	General Risks. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

•	Mid-Cap and Small-Cap Stock Risks. The Fund may invest in small-capitalization (generally less than 50%) and mid-capitalization companies (generally from 0% to 100%). These companies also often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices have greater volatility than large company securities.

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•	Short Selling Risks. The Fund engages in short selling, which involves special risks and requires special investment expertise. When the Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

•	Special Situation Risks. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s portfolio manager expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or the aggregate value of such investment is not greater than 20% of the Fund’s total assets (valued at the time of investment).

•	Market Trends Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all. Accordingly, since the Fund focuses on growth stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

•	Defensive Position Risk. The Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where the Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

•	Liquidity Risk. Liquidity risk is the risk that the Fund’s investments cannot be readily sold within seven days at approximately the price at which they have been valued. The Fund will not invest more than 10% of its net assets in illiquid securities.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Who May Want to Invest?
The Fund may best suit those investors who want long-term capital appreciation, and who can tolerate the risks involved with stock investing.

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PAST PERFORMANCE AND EXPENSES
Because the Fund is a new fund and does not have a full calendar year of performance, no performance information has been included.
FEES AND EXPENSES OF THE FUND
Fund investors pay various expenses either directly or indirectly. This table shows the expenses for the Fund. Actual or future expenses may be different.
Shareholder Transaction Expenses

Sales charges (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE
Maximum Deferred Sales Charge (Load) (1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	1.00%
Maximum Sales Charge (Load) Imposed on Dividends and Other Distributions	NONE	NONE
Redemption Fees (as a percentage of amount redeemed)	NONE	NONE
Exchange Fees	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees(2)	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.49%	0.49%
Total Fund Operating Expenses	1.99%	2.74%

(1)	Please see “SHAREHOLDER INFORMATION” on page 14 for an explanation of how and when these sales charges apply.

(2)	Management fees include a sub-advisory fee of 0.75% paid to the Fund’s sub-adviser, DG Capital Management, Inc.

(3)	“Other Expenses” are based on estimated amounts for the current fiscal year.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Your actual returns and expenses may be different.
Expenses of Hypothetical $10,000 Investment in Quaker Global Total Return Fund
If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years
Class A	$741	$1,140
Class C	$377	$850
If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years
Class A	$741	$1,140
Class C(1)	$277	$850

(1)	Assumes contingent deferred sales charge does not apply.

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II. Non-Principal Investment Strategies and Risks
Strategies
In addition to the principal strategies stated above, the following are non-principal strategies you should consider.
The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. No more than 25% of the Fund’s total assets will be invested in any one industry.
The Fund may from time to time utilize certain sophisticated investment techniques, including derivatives, primarily for hedging purposes. Derivatives are financial instruments which derive their value from the performance of an underlying asset — another security, a commodity, or an index. Examples of these include:
•	Options. An option is a contract giving the owner the right to buy (“call option”) or sell (“put option”) a security at a designated price (“strike price”) on a certain date.

•	Futures Contracts. Futures contracts obligate one party to deliver and the other party to purchase a specific quantity of a commodity or a financial instrument at a designated future date, time and place. Stock index futures contracts call for a cash payment based on the increase or decrease in the value of an index.
The Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange. The Fund may experience losses or delays if a counterparty to any such contract defaults or goes into bankruptcy.
The Fund may invest without limitation in shares of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”). The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange and the New York Stock Exchange. These types of investment companies are commonly known as “exchange traded funds” or “ETFs.” Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and sub-advisers.
The Fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.
Risks
In addition to the principal risks stated above, the following are non-principal risks you should consider.
•	Derivative Instruments. Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The Fund may lose more than its initial investment. If the Fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available. In addition, the securities underlying some derivatives may be illiquid. The Fund may be forced to hold a position until exercise or expiration, which could result in losses. Hedging, by its nature, involves predicting the probable direction of price movements; if the Fund predicts incorrectly, it could lose money — more than if it had not hedged at all. Hedging cannot eliminate fluctuations in the prices of foreign securities, and there is no assurance that such hedging strategies will be successful.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•	iShares. The value of iShares Fund shares are subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile

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than their underlying securities portfolios. In addition, because of iShares Funds expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

•	Securities Lending Risk. If the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral
Portfolio Turnover
The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund anticipates that its portfolio turnover rate will exceed 100% annually. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. In addition, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized to shareholders each year to avoid excise taxes under the U.S. Internal Revenue Code.

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III. Management of the Fund
Investment Adviser
          Quaker Funds, Inc. (“Adviser”), 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the Fund’s investment adviser. The Adviser provides its advisory services pursuant to an investment advisory agreement with Quaker Investment Trust (the “Trust”). The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
          As investment adviser to the Fund, the Adviser has overall supervisory responsibility for: (i) the general management and investment of the Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-advisers to manage the assets of the Fund; (iii) overseeing and monitoring the ongoing performance of the Fund’s sub-advisers, including their compliance with the Fund’s investment objectives, policies and restrictions; and (iv) the implementation of procedures and policies to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.
          The Fund pays the Adviser and sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The total advisory and sub-advisory management fee payable as a percentage of the Fund’s average daily net assets is 1.25%.
          At a meeting held in person on August 10, 2006, the Board of Trustees, including a majority of the independent Trustees of the Board, unanimously approved the Fund’s investment sub-advisory agreement with its sub-adviser, DG Capital Management, Inc. A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreements for each series of the Trust is available in the Trust’s annual report to shareholders for the fiscal year ended June 30, 2007, which is available on the Trust’s website at www.quakerfunds.com.
Sub-Adviser and Portfolio Managers
          The Adviser oversees the Fund’s sub-advisers and recommends to the Board of Trustees its hiring, termination or replacement. The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace the Fund’s sub-adviser; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders.
          The Adviser has entered into a separate sub-advisory agreement with the Fund’s sub-adviser and compensates the sub-adviser out of the investment advisory fees it receives from the Fund. The sub-adviser has discretionary responsibility for investment of the Fund’s assets and the portfolio management of the Fund.
          The sub-adviser and portfolio manager, as described below, are responsible for the day-to-day portfolio management of the Fund:
DG Capital Management, Inc. (“DG Capital”), located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, serves as the Fund’s sub-adviser. DG Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management. As of August 31, 2007, the firm had approximately $2 billion of assets under management.
The following individual is primarily responsible for the day-to-day management of the Fund:
Manu Daftary, CFA – President and Chief Investment Officer of DG Capital. Mr. Daftary has been a manager of the Fund since its inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchase and sale of individual securities,

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portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.
More About Sub-Adviser and Portfolio Managers
The Trust’s Statement of Additional Information provides additional information about the sub-adviser and its portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

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IV. Shareholder Information
Calculating Share Price
          When you buy shares, you pay the “offering price” for the shares. The “offering price” includes any applicable sales charge, and is determined by dividing the net asset value per share (“NAV”) by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.
          When you sell or exchange shares of the Fund, you do so at the Fund’s NAV, plus any applicable Contingent Deferred Sales Charge (“CDSC”).
          The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of the Fund’s share class by the applicable number of shares outstanding per share class.
          The Fund calculates its NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”), (which is generally 4:00 p.m. Eastern time). The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
          When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.
          Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.
Fair Valuation
•	Individual Securities. The Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Fund has adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and have established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily

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available may be valued based upon valuation methods that include: (i) a multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Fund’s Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Senior Compliance Manager of the Adviser; the Portfolio Compliance Manager of the Adviser; and a Senior Officer of the Adviser. In addition, a member of the Trust’s Audit Committee is responsible for monitoring the fair valuation process.

•	Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If a market quotation is not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

•	Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund’s sale or redemption of its share at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Choosing the Appropriate Share Class
          The Fund offers one or more classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in the Fund represents an interest in the same portfolio of investments in the Fund. Currently, the Fund offers Class A and C Shares.
Comparison of Share Classes

	Class A	Class C
Terms	Offered at NAV plus a front-end sales charge	Offered at NAV without a front-end sales charge, but with a CDSC of 1.00% if shares are sold within thirteen months after purchase

Ongoing Expenses	Lower than Class C	Higher than Class A

Appropriate for Investors	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge

	• With a longer investment horizon	• With a shorter investment horizon

• Who qualify for reduced sales charges on larger investments

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Minimum Investments for Class A and C Shares

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100
Automatic Investment Plan Minimums

	Minimum Investment	Minimum
Type of Account	to Open Account	Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100
Reduction or Waiver of Front-End Sales Charges:
Front-end sales charges may be reduced by:
•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the net asset value of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned the Fund’s Class A Shares with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Funds.

•	Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Fund’s highest applicable sales load (5.50%) for the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

•	If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
          You may need to provide your financial services firm or the Fund’s transfer agent with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Fund’s transfer agent with information about eligible accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Fund’s Statement of Additional Information or from a broker or financial intermediary through which shares of the Fund are sold.
          Please refer to the Purchase Application or consult with your financial services firm to take advantage of these purchase options.

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          Additional information concerning sales load reductions is available in the Trust’s Statement of Additional Information. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.
Front-end sales charges may be waived...
•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser and sub-adviser, Trustees and affiliated persons of the Trust. Please see the Statement of Additional Information for details.

•	For large orders and purchases by eligible plans. Please see the Statement of Additional Information for details, including a description of the commissions Quasar may advance to dealers for these purchases.
          You need to notify your financial services firm or the Fund’s transfer agent if you qualify for a waiver.
Contingent Deferred Sales Charges (CDSC)
          Class A Shares are subject to a front-end sales charge at the time of purchase but are not subject to a CDSC on any sale of shares.
          Class C Shares are subject to a CDSC of 1.00% on shares sold within thirteen (13) months of purchase.
Sales Charge Schedules
Front-End Sales Charges on Class A Shares for the Fund:

	Sales Charge	Sales Charge	Dealer
Amount Invested	(as a % of offering price)	(as a % of net amount invested)	Re-allowance
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.25%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million or more	1.00%	1.01%	0.75%
CDSC on Class C Shares

CDSC as a Percentage of
If you sell Class C	Redemption Proceeds
Shares within:	or Original Cost
Thirteen (13) months since purchase	1.00%
Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

However, Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of the Fund’s average daily net assets attributable to Class C Shares.
          The CDSC will be waived...
•	For shares sold from the registered accounts of persons who have died or become disabled within one year after purchase of shares.

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•	For redemptions representing minimum required distributions from an IRA or other tax-qualified retirement plan to a shareholder who is over 70 1/2 years old. If a shareholder holds other investments in the same IRA or plan, then all investments must be distributed on a pro rata basis.

•	For share sales under the Systematic Withdrawal Plan. No more than 10% per year of the account balance may be sold by Systematic Withdrawal, and the account must have a minimum $10,000 balance at the beginning of the Systematic Withdrawal Plan.

•	Pursuant to the right of the Trust to liquidate a shareholder’s account.

•	For exchanges between same share classes of other series of the Trust.
          For detailed rules applicable to CDSC waivers, please read the Statement of Additional Information.
          You need to notify your financial services firm or the Fund’s transfer agent if you qualify for a waiver.
          Note: When you send a redemption request to the Trust, unless you specify otherwise, Fund shares not subject to the CDSC are redeemed first, then shares that have been held the longest, and so on. That way, you will be subject to the smallest charge possible.
12b-1 Distribution and Service Fees
•	The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Revenue Sharing
          The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to the Adviser to ensure that the level of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payment is determined by the Adviser.
          Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.
          Contact your financial intermediary for details about revenue sharing payments.
          Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Fund are prohibited from considering a broker-dealer’s sale of any of the Fund’s shares, in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.

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Registration of Share Classes
          Shares of the Fund have not been registered for sale outside of the United States. The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
          The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. A fee may be assessed against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.
          Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.
How to Buy Shares
          You can invest in the Fund by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 800-220-8888.
          In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your Application.
          If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.
Purchases through Financial Service Organizations
          You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be

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different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.
Purchasing Shares by Mail
          To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to the Fund of your choice, and mail the Account Application and check to:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
For Overnight or Special Delivery:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
          Your purchase order, if accompanied by payment, will be processed upon receipt by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”). If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.
Purchasing Shares by Wire Transfer
          To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)
          Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

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          Wired funds must be received prior to 4:00 pm Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Telephone Purchases
          In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.
          You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.
          The Trust’s Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.
Miscellaneous Purchase Information
          The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Fund’s Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund, for any check payment returned to the Transfer Agent for insufficient funds.
          If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.
          Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. The Fund also must withhold if the IRS instructs it to do so.
Frequent/Short-Term Trading or Market Timing
          The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund. The policies and procedures are described below.

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          The Fund is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise the Fund’s expenses. The Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.
          The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. The Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in the Fund that holds significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices.
          The Fund currently uses several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Fund in monitoring and identifying market timing activity.
          Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.
          Some investors own their shares in the Fund through omnibus accounts at a financial institution. In such cases, the Fund may not know the identity of individual beneficial owners of the Fund’s shares, and may not be able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Fund reviews all trading activity on behalf of omnibus accounts. If any abuses are suspected, the Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Fund may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Fund’s ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Preventive Measures
          In the event that the Fund’s principal underwriter or financial intermediaries determine, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to the Fund or its shareholders, the Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.

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How to Sell Shares
          You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Fund’s transfer agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.
          The Fund has fair value pricing procedures in place. See “Fair Valuation” on page 14. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Fund attempts to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.
To Sell Shares by Mail
Redemption requests should be mailed via U.S. mail to:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
or by overnight or special delivery to:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
          The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:
1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required medallion signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.
          Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.
Signature Guarantees. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:
•	If ownership is changed on your account;

•	When redemption proceeds are sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the Account Application);

•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;

•	When establishing certain services after the account is opened;

•	For all redemptions of $25,000 or more.

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          In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) and the NYSE, Inc. Medallion Signature Program (“MSP”). A notary public is not an acceptable signature guarantor.
To Sell Shares by Phone
          You may redeem your shares in the Fund by calling the Fund at 800-220-8888 if you elected to use telephone redemption on your Account Application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2 -3 days.
Involuntary Redemptions
          Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:
•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds. You will not owe any CDSC on the proceeds of an involuntarily redeemed account.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.
How to Exchange Shares
          Generally, you may exchange your shares of the Fund for the same share class of any other series of the Trust without incurring any additional sales charges. In addition, shareholders of Class A Shares of the Fund may exchange into Class A Shares of First American Prime Obligations Fund, and shareholders of Class C Shares of the Fund may exchange into Class C-A of First American Prime Obligations Fund without incurring any additional sales charges (Class A Shares and the Class C-A of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares.”)
          If you exchange shares of the Fund that are subject to a CDSC into shares of another series of the Trust or a Money Market Account, we will calculate the holding period for purposes of calculating the CDSC from the date you made your original purchase and not the date you exchanged your shares.
          Money Market Account shares are available only as an exchange option for Fund shareholders. Money Market Account shares acquired through an exchange may be exchanged back into Fund shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds . Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.

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          An exchange involves the simultaneous redemption of shares of the Fund and purchase of shares of another series of the Trust at the Fund’s and the series’ respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the series of the Trust to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.
Account Services
          You may select the following account services on your Purchase Application, or at any time thereafter, in writing.
•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Systematic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $100 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the Account Application, or are available by calling the Trust. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty days written notice or by a shareholder upon written notice to the Fund. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Fund at 800-220-8888.
Dividends and Tax Matters
Dividends and Distributions. The Fund has elected and qualified, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution.
Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

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Avoid “Buying A Dividend.” Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. If you invest in the Fund shortly before the record date of a taxable income dividend or capital gain distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.
Tax Considerations. In general, if you are a taxable investor, the Fund’s distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash.
          For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.
          A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.
          By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
The Fund’s distributions and gains from the sale or exchange of the Fund’s shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.
This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.
Release of Portfolio Information
          A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available (i) in the Trust’s Statement of Additional Information, and (ii) on the Trust’s website at www.quakerfunds.com.
V. Financial Highlights
No financial information is presented for the Fund because it had not commenced operations prior to the date of this Prospectus.

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VI. Privacy Notice
          Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.
          We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.
I. Information Collection
We may collect “non-public personal information” about you from the following sources:
•	Information we receive from you on Account Applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.
“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.
II. Information Use & Sharing with Third Parties
          We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our, or our affiliates’, experiences or transactions with your account.
          We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.
          You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.
          If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.
III. Security Standards
          At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information. We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

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          When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.
IV. Accuracy
          We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Funds, Inc., c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-52007.

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HOW TO GET MORE INFORMATION
Additional information about the Fund’s investments is available in its annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s Statement of Additional Information (SAI) contains more detailed information on all aspects of the Fund. A current SAI, dated October 29, 2007 has been filed with the SEC and is incorporated by reference into this Prospectus.
To receive information without charge concerning the Fund or to request a copy of the SAI or the annual and semi-annual reports relating to the Fund, please contact the Trust at:
A copy of your requested document(s) will be mailed to you within three days of your request.
The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.
Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Fund is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260 QKGLP 052008

THE QUAKER® FUNDS
309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
(800) 220-8888
STATEMENT OF ADDITIONAL INFORMATION
October 29, 2007
as amended April 18, 2008
This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. Each series of the Trust represents a separate portfolio of securities (each a “Fund” and collectively, the “Funds”).
Quaker Strategic Growth Fund
Quaker Core Equity Fund
Quaker Small-Cap Growth Fund
Quaker Capital Opportunities Fund
Quaker Biotech Pharma-Healthcare Fund
Quaker Global Total Return Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Core Value Fund
     This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated October 29, 2007 (“Prospectus”). The Funds’ 2007 Annual Report to Shareholders is incorporated by reference in this Statement of Additional Information.
     You may obtain a copy of the Prospectus, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o US Bancorp Fund Services, LLC, P. O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-800-220-8888.
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
Investment Company Act No.
811-06260

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND STRATEGIES	1
Investment Policies
U.S. Government Securities	2
Municipal Obligations	2
U.S. Government Agency Securities	2
Repurchase Agreements	2
When Issued Securities and Delayed-Delivery Transactions	2
Equity Securities	2
Short-Term Investments	2
Options	2
Futures Contracts and Related Options	2
Money Market Instruments	3
Registered Investment Companies	3
Real Estate Securities	3
Illiquid Securities	3
Master-Feeder Option	4
iShares Funds	4
Other Permissible Investments	4
Special Situations	4
Foreign Securities	4
Investment Restrictions	5
Fundamental Investment Restrictions	5
Non-Fundamental Investment Restrictions	6
Portfolio Turnover	6
Valuation of Individual Portfolio Holdings	7
DISCLOSURE OF PORTFOLIO HOLDINGS	7
MANAGEMENT OF THE TRUST	8
Board of Trustees and Officers	8
Interested Trustees and Officers	9
Independent Trustees	9
Ownership of Fund Shares by Trustees	11
Compensation of Trustees and Officers	12
Compensation of Trustees	12
Compensation of Officers	13
Committees of the Board	13
Audit Committee	13
Nominating Committee	14
Principal Holders of Securities	14
INVESTMENT ADVISORY AND OTHER SERVICES	22
Investment Adviser	22
Advisory Fees	22
Investment Sub-Advisers	23
Portfolio Managers	25
Compensation of Portfolio Managers	26
Other Managed Accounts of Portfolio Managers	27
Potential Conflicts of Interest	29
Principal Underwriter and Plans of Distribution	31
Distributor	31
Distribution Plan (Rule 12b-1 Plans)	32
Custodian	35
Transfer Agent and Administrator	35
Legal Counsel	36
Independent Registered Public Accounting Firm	36
Codes of Ethics	36
Proxy Voting Policies	36
Reports to Shareholders	37
i

BROKERAGE ALLOCATION	37
Commission Recapture	38
Affiliated Transactions	39
SHAREHOLDER INFORMATION	39
Purchases and Sales through Brokers	39
Sales Charge Reductions and Waivers	40
Waivers of Front-End Sales Charges	40
Contingent Deferred Sales Charge Waivers	41
Conversion Feature	42
Redeeming Shares	42
Redemptions In-Kind	42
NET ASSET VALUE, DIVIDENDS AND TAXES	42
Net Asset Value	42
Suspension of the Determination of Net Asset Value	43
Distributions of Net Investment Income	43
Distributions of Capital Gains	43
Returns of Capital	43
Investments in Foreign Securities	43
Information on the Amount and Tax Character of Distributions	44
Election to be Taxed as a Regulated Investment Company	44
Excise Tax Distribution Requirements	44
Sales, Exchanges and Redemption of Fund Shares	45
U.S. Government Securities	45
Qualified Dividend Income for Individuals	45
Dividends-Received Deduction for Corporations	46
Investment in Complex Securities	46
Backup Withholding	47
Non-U.S. Investors	47
PERFORMANCE INFORMATION	48

DESCRIPTION OF SHARES	48
Other Expenses	49
FINANCIAL STATEMENTS	49

EXHIBITS
Proxy Voting Policies of Adviser/Sub-Advisers
 ii

INVESTMENT OBJECTIVES AND STRATEGIES
The investment objective and strategies of each Fund are described in the Prospectus under the “Risk and Return Summary” heading. Set forth below is additional information with respect to the investment policies of each Fund.
INVESTMENT POLICIES
In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this Statement of Additional Information:
     U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.
     Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
     For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.
     Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

     U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.
     Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.
     When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.
     Equity Securities. To the extent that such purchases do not conflict with a Fund’s principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Each Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolio of a Fund will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market.
     Short-Term Investments. The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.
     Options. The Funds may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further, over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Funds will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Funds may invest not more than 10% of their total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Funds may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Funds may only write (sell) “covered” options.
     Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

     The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.
     Money Market Instruments. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, a investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.
     Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of those investment companies.
     Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months any Fund will have in excess of 5% of its total assets in real estate securities.
     You should be aware that equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.
     Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund’s sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.
     Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.
     iShares Funds. Each Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund, and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of each Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as the American Stock Exchange and the New York Stock Exchange. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index.
OTHER PERMISSIBLE INVESTMENTS
For Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Biotech Pharma-Healthcare Fund and Quaker Global Total Return Fund:
     Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Funds will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).
     For each Fund:
     Foreign Securities. Foreign securities means any security the issuer of which is (i) the government of a foreign country or of any political subdivision of a foreign country or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States, and (B) either (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents, (2) more than 50% of the assets of the issuer are located in the U.S., or (3) the business of the issuer is administered principally in the U.S. Foreign Securities include American Depository Receipts (ADRs).
     Each Fund may invest up to 25% of its net assets in Foreign Securities, except that the Quaker Biotech Pharma-Healthcare Fund may invest up to 30% of its net assets in Foreign Securities.

INVESTMENT RESTRICTIONS
The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
Fundamental Investment Restrictions. As a matter of fundamental policy, no Fund is allowed to:
(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;
(2) invest for the purpose of exercising control or management of another issuer;
(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);
(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;
(5) make short sales of securities or maintain a short position, except short sales “against the box,” and except that a Fund may engage in short sales of securities to the extent described in the Prospectus (a short sale is made by selling a security the Fund does not own; a short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);
(6) participate on a joint or joint and several basis in any trading account in securities;
(7) make loans of money or securities, except that the Funds may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;
(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry; except that the Quaker Biotech Pharma-Healthcare Fund will invest not less than 25% of its assets in stocks of biotechnology, healthcare and pharmaceutical companies, and except that the Quaker Capital Opportunities Fund will invest not less than 25% of its assets in a single market sector. The market sectors in which the Quaker Capital Opportunities Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations; and

(9) except for Quaker Capital Opportunities Fund and Quaker Biotech Pharma-Healthcare Fund, each Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund is not allowed to:
(1) invest more than 10% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;
(2) invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the investment adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;
(3) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions; and
(4) invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund’s net assets; included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this Statement of Additional Information.
PORTFOLIO TURNOVER
Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.
The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. The Quaker Core Equity Fund experienced more turnover than normal due to volatility in the marketplace and the growth to value rotation during the year. The Quaker Global Total Return Fund has not commenced operations as of the date of this SAI. For each Fund’s last fiscal year ended June 30, 2007, portfolio turnover rates were:

Name of Fund	Portfolio Turnover Rate
Quaker Strategic Growth Fund	319.28%
Quaker Core Equity Fund	245.06%
Quaker Small-Cap Growth Fund	380.25%
Quaker Capital Opportunities Fund	87.48%
Quaker Biotech Pharma-Healthcare Fund	117.35%
Quaker Mid-Cap Value Fund	74.49%
Quaker Small-Cap Value Fund	144.26%
Quaker Core Value Fund	265.26%

     High portfolio turnover in any year involves correspondingly higher brokerage commissions and transaction costs, which are borne by the Fund and will reduce its performance and could result in the payment by shareholders of larger taxable income and taxable capital gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.
VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Please see the Prospectus for more details regarding fair valuation of securities.
     Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, sub-advisers, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Funds’ overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings, until such time as the information is made available to all shareholders or the general public.
     These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Funds and the Fund Representatives are obligated to:
o	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

o	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

o	Adopt such safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
     Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Funds’ underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Funds’ shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Funds.
     There are general and other limited exceptions to this prohibition. Third parties that provide services to the Funds, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Funds’ custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to nonpublic Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. In addition, the Adviser, the sub-advisers and certain of their personnel have access to the Funds’ portfolio holdings in the course of providing advisory services to the Funds. No Fund or affiliated entity receives compensation or other consideration by virtue of disclosure of a Fund’s portfolio holdings.
     Nonpublic portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.
     The Adviser’s/sub-advisers’ compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Funds’ Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.
     The Funds also disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. The Form N-Q is also available on the Trust’s website at www.quakerfunds.com.
MANAGEMENT OF THE TRUST
BOARD OF TRUSTEES AND OFFICERS
The business of the Funds is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Funds.
     When appropriate, the Board of Trustees will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.
     The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.

Interested Trustees and Officers

		Serving as an		Number of	Other
		Officer or	Principal	Portfolios	Directorships
	Position(s) Held with	Trustee of the	Occupation(s)	Overseen by	Held by
Name, Address and Age	the Trust	Trust Since	During Past 5 Years	Trustee	Nominee(1)
Jeffry H. King, Sr.(2), (3) 309 Technology Drive Malvern, PA 19355 Age 64	Chairman of the Board and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996-present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006-2007); Registered Representative, Radnor Research & Trading Company, LLC; (2005-2006); Chairman and CEO, Quaker Securities Inc. (1990-2005).	9	None

Laurie Keyes(3), (4) 309 Technology Drive Malvern, PA 19355 Age 57	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996-present).	9	None

Justin Brundage (5) 309 Technology Drive Malvern, PA 19355 Age 37	Secretary	Since Nov. 2006	Chief Operating Officer, Quaker Funds, Inc. (2005-present); Director of IT, Citco Mutual Fund Services, Inc (2003-2005); formerly Registered Representative, Quaker Securities (1995-2005).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 42	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. (2003-present); Chief Compliance Officer for the Quaker Investment Trust (2004-present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004-2007); formerly General Counsel for CRA Fund Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004-2006).	None	None

Independent Trustees

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Since Feb. 2002	Director/Founder, The Winter Group (2005-present); Managing Director, Public Affairs Management (lobbying firm) (2000-present); formerly Lieutenant Governor and Acting Governor of Pennsylvania (1987-2005).	9	None

Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 69	Trustee	Since Feb. 2002	Director of Project on Democratic Transitions, Foreign Policy Research Institute (2004-present); formerly, President of Eisenhower Fellowships (1996-2004).	9	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 53	Trustee Lead Independent Trustee	Since Feb. 2002 Since Aug. 2007	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-present).	9	None

		Serving as an		Number of	Other
		Officer or	Principal	Portfolios	Directorships
	Position(s) Held with	Trustee of the	Occupation(s)	Overseen by	Held by
Name, Address and Age	the Trust	Trust Since	During Past 5 Years	Trustee	Nominee(1)
G. Michael Mara 309 Technology Drive Malvern, PA 19355 Age 52	Trustee	Since Feb. 2002	President, Valley Forge Capital Advisers (2002-present); formerly President, Penn Street Funds, Inc. (2001-2005); Registered Representative, Citco Mutual Fund Distributors, Inc. (2002-2005); Managing Director, Millennium Bank (2002-2004);	9	None

Warren West 309 Technology Drive Malvern, PA 19355 Age 51	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998-present).	9	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 67	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Feb. 2002 - Jan., 2005 Nov. 1996-Feb., 2002	Chairman-Executive Committee, Technology Development Corp., Norristown, PA, a technology development and manufacturing firm (1997-present); President, Quaker Investment Trust (2002-2003); Affiliated Faculty, University of Pennsylvania (1978-present).	9	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Funds.

     Ownership of Fund Shares by Trustees. Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2006 is set forth in the chart below.
Interested Trustees

Aggregate Dollar Range
of Equity Securities in
		Dollar Range of	All Registered
		Shares of Beneficial	Investment Companies
		Interest of the Funds	Overseen by Trustee in
Name	Fund Name	Beneficially Owned(1)	the Fund Complex
Jeffry H. King, Sr.(2)	Quaker Small-Cap Value Fund Class A	Over $100,000	Over $100,000
	Quaker Capital Opportunities Fund Class A	Over $100,000
	Quaker Biotech Pharma-Healthcare Fund Class A	Over $100,000
	Quaker Small-Cap Value Fund Institutional Class	Over $100,000
	Quaker Mid-Cap Value Fund Institutional Class	Over $100,000
	Quaker Strategic Growth Fund Institutional Class	Over $100,000

Laurie Keyes(2)	Quaker Strategic Growth Fund Class A	Over $100,000	Over $100,000
	Quaker Small-Cap Value Fund Class A	Over $100,000
	Quaker Mid-Cap Value Fund Class A	Over $100,000
	Quaker Capital Opportunities Fund Class A	Over $100,000
	Quaker Biotech Pharma-Healthcare Fund Class A	Over $100,000
	Quaker Small-Cap Value Fund Institutional Class	Over $100,000
	Quaker Mid-Cap Value Fund Institutional Class	Over $100,000
	Quaker Strategic Growth Fund Institutional Class	Over $100,000
Independent Trustees

Aggregate Dollar Range
of Equity Securities in
		Dollar Range of	All Registered
		Shares of Beneficial	Investment Companies
		Interest of the Funds	Overseen by Trustee in
Name	Fund Name	Beneficially Owned(1)	the Fund Complex
Amb. Adrian A. Basora	Quaker Strategic Growth Fund Class A	$10,001-$50,000	Over $100,000
	Quaker Small Cap Value Fund Class A	$50,001-$100,000
	Quaker Mid-Cap Value Fund Class A	$10,001-$50,000

James R. Brinton	Quaker Strategic Growth Fund Class A	Over $100,000	Over $100,000
	Quaker Small-Cap Value Fund Class A	Over $100,000
	Quaker Mid-Cap Value Fund Class A	Over $100,000
	Quaker Biotech Pharma-Healthcare Fund Class A	Over $100,000

G. Michael Mara	Quaker Small Cap Value Fund Class A	$1-$10,000	$50,001-$100,000
	Quaker Small Cap Growth Fund Class A	$1-$10,000
	Quaker Core Equity Fund Class A	$1-$10,000
	Quaker Capital Opportunities Fund Class A	$1-$10,000
	Quaker Core Value Fund Class A	$1-$10,000
	Quaker Biotech Pharma-Healthcare Fund Class A	$1-$10,000

Aggregate Dollar Range
of Equity Securities in
		Dollar Range of	All Registered
		Shares of Beneficial	Investment Companies
		Interest of the Funds	Overseen by Trustee in
Name	Fund Name	Beneficially Owned(1)	the Fund Complex
Mark S. Singel	Quaker Strategic Growth Fund Class A	$50,001-$100,000	Over $100,000
	Quaker Mid-Cap Value Fund Class A	$10,001-$50,000
	Quaker Biotech Pharma-Healthcare Fund Class A	$10,001-$50,000

Warren West	Quaker Strategic Growth Fund Class A	$1-$10,000	$1-$10,000

Everett Keech	Quaker Strategic Growth Fund Class A	$10,001-$50,000	$10,001-$50,000

(1)	Other than Mr. King, Ms. Keyes and Mr. Brinton, no other Trustees owned 1% or more of the outstanding shares of any Class of any Fund. As of December 31, 2006, Mr. King and Ms. Keyes jointly owned more than 1% of the outstanding shares of each of the following Funds: Quaker Mid-Cap Value Fund-Institutional Class Quaker Strategic Growth Fund-Institutional Class, Quaker Biotech Pharma-Healthcare Fund-Class A, Quaker Capital Opportunities Fund-Class A and Quaker Small Cap-Growth Fund_Institutional Class. As of December 31, 2006 Mr. Brinton owned more than 1% of the outstanding shares of the Quaker Biotech Pharma-Healthcare Fund-Class A. As of December 31, 2006, all Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of each Class of each Fund except as follows: 57.55% of Quaker Mid-Cap Value Fund-Institutional Class, 8.37% of Quaker Biotech Pharma-Healthcare Fund-Class A, 4.11% of Quaker Strategic Growth Fund-Institutional Class, 2.61% of Quaker Small-Cap Value Fund-Institutional Class and 4.37% of Quaker Capital Opportunities Fund-Class A.

(2)	The Fund shares noted are held jointly by Mr. King and Ms. Keyes, his spouse.
COMPENSATION OF TRUSTEES AND OFFICERS
     Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Funds. However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to share in the profits that Quaker Funds, Inc. earns by managing the Funds, they may receive indirect compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust, plus reimbursement of any out-of-pocket expenses incurred in connection with attendance at Board meetings. The chairpersons of the Audit Committee and the Nominating Committee each receive an additional annual retainer of $20,000.
     The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2007. The Trust has no pension or retirement benefits for any of the Trustees.

Pension or
	Aggregate	Retirement Benefits	Total Estimated	Compensation from
Name and	Compensation	Accrued as Part of	Annual Benefits	the Fund(s)
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
David K. Downes(1) Chairman Emeritus	$200,000 (Retainer)	N/A	N/A	$200,000 from 8 Funds

Mark S. Singel Independent Trustee	$25,000 (Retainer) $23,000 (Regular Board Meeting)	N/A	N/A	$48,000 from 8 Funds

Amb. Adrian A. Basora Independent Trustee	$25,000 (Retainer) $23,000 (Regular Board Meeting) $10,000 (Audit Committee Meeting)	N/A	N/A	$48,000 from 8 Funds

G. Michael Mara Independent Trustee	$25,000 (Retainer) $23,000 (Regular Board Meeting)	N/A	N/A	$48,000 from 8 Funds

Pension or
	Aggregate	Retirement Benefits	Total Estimated	Compensation from
Name and	Compensation	Accrued as Part of	Annual Benefits	the Fund(s)
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
James R. Brinton(2) Lead Independent Trustee	$25,000 (Retainer) $23,000 (Regular Board Meeting) $20,000 (Nominating Committee Meeting)	N/A	N/A	$68,000 from 8 Funds

Warren West Independent Trustee	$25,000 (Retainer) $23,000 (Regular Board Meeting)	N/A	N/A	$48,000 from 8 Funds

Jeffry H. King, Sr. Chief Executive Officer, Chairman and Interested Trustee	N/A	N/A	N/A	N/A

Laurie Keyes Treasurer and Interested Trustee	N/A	N/A	N/A	N/A

Everett T. Keech(3) Independent Trustee	$25,000 (Retainer) $23,000 (Regular Board Meeting) $20,000 (Audit Committee Meeting)	N/A	N/A	$68,000 from 8 Funds

(1)	In addition to the annual retainer received by Mr. Downes as described above, Mr. Downes was entitled to be reimbursed for (i) health insurance premiums paid by Mr. Downes with respect to a health care insurance policy coverage for Mr. Downes and his spouse; and (ii) amounts expended with respect to the lease of office space. For the fiscal year ended June 30, 2007, Mr. Downes received $13,191 in reimbursements for health insurance premiums and was reimbursed a total of $500 for the lease of office space. Mr. Downes resigned from the Quaker Board effective August 1, 2007 and accepted the title of Chairman Emeritus.

(2)	Effective August 9, 2007 Mr Brinton will serve as Lead Independent Trustee. As a result of these additional responsibilities, Mr. Brinton will receive an additional fee of $20,000 for his services as Lead Independent Trustee.

(3)	Mr. Keech resigned as a Trustee of the Trust on January 14, 2005 and rejoined the Board as an Independent Trustee in November 2005.
     Compensation of Officers. Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2007, Mr. Richards received $164,460 in compensation from the Trust.
COMMITTEES OF THE BOARD
During the fiscal year ended June 30, 2007, the Trust held 6 Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.
     There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.
     Audit Committee. The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), Adrian A. Basora, G. Michael Mara and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the

Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met 2 times during the past fiscal year.
     Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), G. Michael Mara and Mark S. Singel, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust, and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust held 2 meetings during the past fiscal year.
     The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.
     The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
PRINCIPAL HOLDERS OF SECURITIES
As of September 30, 2007, all Trustees and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any Class of any Fund, except as follows:
Quaker Mid-Cap Value Fund Class I — 62.13%
Quaker Biotech Pharma-Healthcare Fund Class A — 8.23%
Quaker Strategic Growth Fund Class I — 8.75%
Quaker Capital Opportunities Fund Class A — 5.06%
Quaker Small-Cap Value Fund Class I — 3.50%
Quaker Small-Cap Growth Fund Class A — 2.98%
     John J. Geewax owns 92.89% of the Quaker Small-Cap Growth Fund’s outstanding voting securities and therefore, controls that Fund. As a result of this level of share ownership, Mr. Geewax will have a controlling influence on any matters that would require a vote of shareholders. In addition, to the knowledge of the Trust, as of, September 30, 2007 no shareholders owned beneficially or of record more than 5% of a Fund’s outstanding shares, except as set forth below.

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Strategic Growth — A	Charles Schwab & Co	29.38%
	Client Accts
	101 Montgomery Street
	San Francisco, CA 94101

Strategic Growth — I	SEMA & Co.	12.76%
	12 E 49th Street
	41st Floor
	New York, NY 10017

Strategic Growth — I	The Catholic Foundation	8.27%
	5310 Harvest Hill Road, Suite 24B
	Dallas, TX 75230-5891

Strategic Growth — I	Manu Daftery	7.80%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Core Equity — A	Ameritrade Inc.	83.70%
	PO Box 2226
	Omaha, NE 68103-2226

Core Equity — A	Edwin R. Boynton & Rosemarie Hunter TTEES	12.63%
	Trust U/D John J Geewax DTD 11/14/90
	C/O Edwin R Boynton
	2600 One Commerce Square
	Philadelphia, PA 19103

Core Equity — B	Janney Montgomery Scott, LLC	51.31%
	1801 Market St.
	Philadelphia, PA 19103

Core Equity — B	Ellen J. Tamburri	18.37%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Core Equity — B	Pershing LLC	7.17%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

Core Equity — B	Trust Company of America	5.52%
	P.O. Box 6503
	Englewood, CO 80155-6503

Core Equity — C	Pershing LLC	53.57%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Core Equity — C	First Clearing, LLC	18.70%
	Alicia M. Bednarski
	10700 Wheat First Drive
	Glen Allen, VA 23060

Core Equity — C	Richard J. Keller	12.03%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Core Equity — C	Donaldson Lufkin Jennette Securities Corp. Inc.	7.27%
	FBO Joyce A. Hi
	P O Box 2052
	Jersey City, NJ 07303

Core Equity — I	Geewax Terker	58.74%
	414 Old Baltimore Pike
	P O Box 2700
	Chadds Ford, PA 19317

Core Equity — I	A. Terker	7.37%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Core Equity — I	J. Terker	7.37%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Core Equity — I	R. Terker	7.37%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth A	Donaldson Lufkin Jennette Securities Corp. Inc.	17.64%
	P O Box 2052
	Jersey City, NJ 07303

Small-Cap Growth A	Quaker Funds, Inc.	8.61%
	401(k) Retirement Plan
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth A	First Clearing, LLC	8.03%
	Tweed E. Vanderhall
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Small-Cap Growth A	First Clearing, LLC	6.59%
	The Huff Family
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth A	Gerald and Phyllis Zachow	6.52%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth A	First Clearing, LLC	5.29%
	Donald Bickel
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — B	Harry J. McDermott	18.78%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth A	NFS, LLC	5.01%
	Theresa and Richard Yannuzzi
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — B	W. Papp	21.68%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — B	Robert E. Baker	20.28%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — B	Harry J. McDermott	19.35%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — B	Ronald S. Archer	10.02%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — B	Richard R. Turk	6.56%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Small-Cap Growth — B	John A. Calvert Jr.	5.65%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — C	Daniel Radogna	14.93%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — C	Pershing LLC	14.38%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

Small-Cap Growth — C	Raymond James & Assoc. Inc.	13.81%
	FBO RS Brennan
	880 Carillon Pkwy
	St Petersburg, FL 33716

Small-Cap Growth — C	NFS LLC	10.98%
	FBO William E. Brunell
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Growth — C	Raymond James & Assoc. Inc.	7.66%
	FBO B Richardson
	880 Carillon Pkwy
	St Petersburg, FL 33716

Small-Cap Growth — I	John J. Geewax	94.83%
	414 Old Baltimore Pike
	P O Box 2700
	Chadds Ford, PA 19317

Capital Opportunities — A	Larry R. Rohrbaugh	13.79%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Capital Opportunities — A	Ameritrade, Inc.	13.66%
	P.O. Boc 2226
	Omaha, NE 68103-2226

Capital Opportunities — A	Troy L. Rohrbaugh	8.98%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Capital Opportunities — B	NFS LLC	31.32%
	FBO Alice R. Bowen
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Capital Opportunities — B	First Clearing, LLC	9.25%
	Virginia R. Guman
	2314 East Blvd
	Bethlehem, PA 18017

Capital Opportunities — B	L. Stanley Carne II	5.89%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Capital Opportunities — B	Donaldson Lufkin Jennette Securities Corp. Inc.	5.03%
	P O Box 2052
	Jersey City, NJ 07303

Biotech Pharma-Healthcare — A	Charles Schwab & Co	8.27%
	101 Montgomery Street
	San Francisco, CA 94101

Biotech Pharma-Healthcare — B	Ameritrade, Inc.	7.53%
	P.O. Box 2226
	Omaha, NE 68103-2226

Biotech Pharma-Healthcare — B	James C. Matejik	6.94%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Biotech Pharma-Healthcare — B	Janney Montgomery Scott LLC	5.39%
	FBO Julie Hamblen
	1801 Market Street
	Philadelphia, PA 19103

Mid-Cap Value — A	Prudential Investment Management Service	85.78%
	100 Mulberry Street
	3 Gateway Center Floor 11
	Mail Stop NJ05-11-20
	Newark, NJ 07102

Mid-Cap Value — B	Donaldson Lufkin Jennette Securities Corp. Inc.	6.37%
	P O Box 2052
	Jersey City, NJ 07303

Mid-Cap Value — B	Sheila Finkelstein	6.13%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Mid-Cap Value — B	First Clearing Coporation	5.11%
	Margaret P. Naye
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Mid-Cap Value — I	Jeffry H. King Jr.	26.48%
	Revocable Trust
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Mid-Cap Value — I	Laurie Keyes	26.48%
	Revocable Trust
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Mid-Cap Value — I	David K. & Joanne K. Downes	7.62%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Mid-Cap Value — I	E. Ryan P/S Plan	6.11%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Mid-Cap Value — I	Laurie Keyes	5.52%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Value — A	Charles Schwab & Co	47.66%
	101 Montgomery Street
	San Francisco, CA 94101

Small-Cap Value — A	Alliance Coal, LLC	13.09%
	Affiliates PS
	11270 W. Park Place Suite 400
	Milwaukee, WI 53224-3638

Small-Cap Value — A	Prudential Investment Management Service	5.77%
	100 Mulberry Street
	3 Gateway Center Floor 11
	Mail Stop NJ05-11-20
	Newark, NJ 07102

Small- Cap Value — B	Donaldson Lufkin Jennette Securities Corp. Inc.	6.58%
	P O Box 2052
	Jersey City, NJ 07303

	Name and Address of Record	Percent of
Name of Fund and Class	and Beneficial Owner	Outstanding Class
Small- Cap Value — B	John E. Matson	5.15%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Value — I	Deutsche Bank Securities	35.62%
	1251 Avenue of the Americas
	New York, NY 10020

Small-Cap Value — I	Bank of Oklahoma	13.64%
	OPUBCO
	9000N Broadway
	Oklahoma City, OK 73114

Small-Cap Value — I	Richmond Heights	10.95%
	Attn: Rick Vicek
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Value — I	Martha E. Ortiz and Robery H. Diamond	10.51%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Value — I	Ted Aronson	7.06%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Value — I	Steven A. Berger	5.54%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Small-Cap Value — I	Dewitt C. Brown III	5.24%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

Core Value — A	Geewax Terker	63.67%
	414 Old Baltimore Pike
	P O Box 2700
	Chadds Ford, PA 19317

Core Value — A	Laurie Keyes and Justin Brundage	5.03%
	C/O US Bancorp Fund Services, LLC
	P O Box 701
	Milwaukee, WI 53201-0701

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER
Quaker Funds, Inc. (“Adviser”) serves as investment adviser to the Funds and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is a Pennsylvania corporation and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.
          The Adviser provides investment advisory services to each of the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of each Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses such as legal, auditing and custodial fees.
          Advisory Fees. Pursuant to the Advisory Agreement, the Funds compensate the Adviser for these services by paying the Adviser an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

Total Advisory and Subadvisory Fee Paid
Name of Fund	as a Percentage of Average Net Assets

Quaker Strategic Growth Fund	1.30%
Quaker Core Equity Fund	1.05%
Quaker Small-Cap Growth Fund	1.05%
Quaker Capital Opportunities Fund	0.93%
Quaker Biotech Pharma-Healthcare Fund	1.30%
Quaker Global Total Return Fund	1.25%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Value Fund	1.20%
Quaker Core Value Fund	1.05%
     The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2007, 2006, and 2005. Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	2007	2006	2005

Quaker Strategic Growth Fund	$11,511,920	$11,158,369	$6,278,727
Quaker Core Equity Fund	$130,307	$126,135	$120,847
Quaker Small-Cap Growth Fund	$39,949	$38,714	$31,005
Quaker Capital Opportunities Fund	$212,222	$287,145	$266,129
Quaker Biotech Pharma-Healthcare Fund	$173,464	$300,723	$271,203
Quaker Global Total Return Fund(5)	$0	$0	$0
Quaker Mid-Cap Value Fund (4)	$1,302,046	$663,918	$587,021
Quaker Small-Cap Value Fund (1)	$920,424	$764,101	$598,933
Quaker Core Value Fund (2) (3)	$0	$0	$0

(1)	Under the current advisory fee structure, Quaker Small-Cap Value Fund pays the Adviser total advisory and subadvisory fees of 1.20% (0.30% to Adviser and 0.90% to the sub-adviser) annualized, of the Fund’s average daily net assets. The sub-adviser to Quaker Small-Cap Value Fund has voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client are terminated, the subadvisory fee rates offered to Quaker Small-Cap Value Fund would revert to the contractual fee rate of 0.90% per annum. Further, the Adviser has voluntarily agreed to waive its advisory fee to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class B and C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. For the fiscal year ended June 30, 2007, the Fund would have paid an aggregate advisory fee of $990,479, if the voluntary fee waivers had not been in place. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.

(2)	Effective May 1, 2004, both the Adviser and the sub-adviser have voluntarily agreed to waive their management fees of 0.30% and 0.75% respectively. For the fiscal year ended June 30, 2007, the Fund would have paid an aggregate advisory fee of $24,516, if the voluntary fee waivers had not been in place. The Adviser and sub-adviser currently have no intention to terminate this arrangement, although they may do so at any time at their discretion.

(3)	Effective July 1, 2007 the sub-adviser has contractually agreed to charge the Fund a subadvisory fee of 0.75% on the first $20 million of assets of the Fund and 0.50% on all amounts in excess of $20 million. The subadvisory fee decrease results in a corresponding decrease in management fees paid by the shareholders.

(4)	Effective July 1, 2007, the sub-adviser has voluntarily agreed to reduce its sub-advisory fee from 0.75% to 0.70%, as a percentage of the Fund’s average daily net assets. The sub-adviser currently has no intention to terminate this arrangement, although it may do so at any time at its discretion.

(5)	The Quaker Global Total Return Fund has not commenced operations as of the date of this SAI.
INVESTMENT SUB-ADVISERS
The day-to-day investment management of each Fund rests with one or more sub-advisers hired by the Trust, on behalf of the Funds, with the assistance of the Adviser. The responsibility for overseeing the sub-advisers rests with the Adviser. Each sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The following tables identify each sub-adviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The subadvisory fees that have been negotiated with each sub-adviser pursuant to each respective investment subadvisory agreement are set forth below.
          The following firms currently serve as sub-advisers to the respective Funds:
          DG Capital Management, Inc. (“DG Capital”), located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, serves as the sub-adviser to Quaker Strategic Growth Fund and the Quaker Global Total Return Fund. DG Capital is registered as an investment adviser with the SEC under the Advisers Act, and specializes in equity management. As of August 31, 2007, the firm had approximately $1.79 billion of assets under management. DG Capital is 100% owned and controlled by Mr. Manu Daftary.
          Geewax, Terker & Co. (“G.T.C.”), located at 414 Old Baltimore Pike, P.O. Box 2700, Chadds Ford, Pennsylvania 19317, serves as the sub-adviser to Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, and Quaker Core Value Fund. G.T.C. was organized as a Pennsylvania partnership in 1982, and is registered as an investment adviser with the SEC under the Advisers Act. As an investment advisory firm, G.T.C. has been rendering investment advisory services to other individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1983. As of August 31, 2007, the firm had approximately $900 million of assets under management. G.T.C. is controlled by Mr. John J. Geewax and Mr. Bruce E. Terker due to the amount of their respective stock ownership in G.T.C.

          Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, PA 19341, serves as sub-adviser to Quaker Capital Opportunities Fund. Knott Capital was established in December of 1998, and is registered as an investment adviser with the SEC under the Advisers Act. As an investment advisory firm, Knott Capital renders investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2007, the firm had approximately $800 million of assets under management. Knott Capital is controlled by Mr. Charles A. Knott and Mr. J. Michael Barron due to the amount of their respective stock ownership in Knott Capital.
          Sectoral Asset Management, Inc. (“S.A.M.”), located at 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, Canada, serves as sub-adviser to Quaker Biotech Pharma-Healthcare Fund. S.A.M. is registered as an investment adviser with the SEC under the Advisers Act, and provides investment advisory services to institutional clients. As of June 30, 2007, the firm had approximately $2.9 billion of assets under management. S.A.M. is a majority employee owned and operated corporation, and its majority shareholders are Messrs. Jérôme Pfund, CFA and Michael Sjöström CFA. S.A.M. is controlled by Mr. Michael Sjöström and Mr. Jerome Pfund due to the amount of their respective stock ownership in S.A.M.
          Global Capital Management, Inc. (“G.C.M.”), located at One West First Avenue, Suite 100, Conshohocken, Pennsylvania 19428, has serves as sub-adviser to Quaker Mid-Cap Value Fund.. G.C.M. was established as a 100% employee owned investment advisory firm in December of 1997, and is registered as an investment adviser with the SEC under the Advisers Act. As of August 31, 2007, the firm had approximately $959 million of assets under management. G.C.M. is controlled by Mr. Anthony W. Soslow due to the amount of his stock ownership in G.C.M.
          Aronson+Johnson+Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102, serves as sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2007, the firm had approximately $29 billion of assets under management. AJO is controlled by Mr. Theodore R. Aronson due to the amount of his equity ownership in AJO.
          The following table shows the fees payable to the respective sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a sub-adviser:

		Annual Fee Rate, as a
		percentage of average daily
Name of Fund	Name of Sub-Adviser	net assets
Quaker Strategic Growth Fund	D.G. Capital Management, Inc.	0.75%
Quaker Core Equity Fund	Geewax, Terker & Co.	0.75%
Quaker Small-Cap Growth Fund	Geewax, Terker & Co.	0.75%
Quaker Capital Opportunities Fund	Knott Capital Management	0.625%
Quaker Biotech Pharma-Healthcare Fund	Sectoral Asset Management, Inc.	0.80%
Quaker Global Total Return Fund	D.G. Capital Management, Inc.	0.75%
Quaker Mid-Cap Value Fund	Global Capital Management, Inc.	0.75%
Quaker Small-Cap Value Fund	Aronson+Johnson+Ortiz, LP	See below
Quaker Core Value Fund	Geewax, Terker & Co.	See below
Quaker Small-Cap Value Fund — subadvisory fees equal to an annual rate of:
0.85 % of the average daily net assets of the Fund on assets up to $25 million; and
0.80 % of the average daily net assets of the Fund on assets above $25 million.
Quaker Core Value Fund — subadvisory fees equal to an annual rate of:
0.75 % of the average daily net assets of the Fund on assets up to $20 million; and
0.50 % of the average daily net assets of the Fund on assets above $20 million.

PORTFOLIO MANAGERS
The following provides information regarding the portfolio managers identified in the Funds’ prospectus: (1) the dollar range of the portfolio manager’s investments in each Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.
INVESTMENTS IN EACH FUND (as of June 30, 2007)

DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER	INVESTMENTS IN EACH FUND(1)
QUAKER STRATEGIC GROWTH FUND (DG Capital Management, Inc., sub-adviser) Manu Daftary	Over $1,000,000

QUAKER CORE EQUITY FUND (Geewax, Terker & Co., sub-adviser)	Over $1,000,000
John J. Geewax

QUAKER SMALL-CAP GROWTH FUND (Geewax, Terker & Co., sub-adviser) John J. Geewax	Over $1,000,000

QUAKER CAPITAL OPPORTUNITIES FUND (Knott Capital Management, sub-adviser) Charles A. Knott	$50,001 - $100,000
J. Michael Barron	$50,001 - $100,000
Peter M. Schofield	$100,001 - $500,000

QUAKER BIOTECH PHARMA-HEALTHCARE FUND (Sectoral Asset Management, Inc., sub-adviser) Michael Sjöström	None(2)
Stephan Patten	None(2)

QUAKER MID-CAP VALUE FUND (Global Capital Management, Inc., sub-adviser) Anthony Soslow	None
John Hammerschmidt	None
Phillip Mendelsohn	$1 - $10,000

QUAKER SMALL-CAP VALUE FUND (Aronson+Johnson+Ortiz, LP, sub-adviser) Theodore R. Aronson	Over $1,000,000
Kevin M. Johnson	$100,001 - $500,000
Martha E. Ortiz	Over $1,000,000
Stefani Cranston	$100,001 - $500,000
Gina Marie N. Moore	$10,001 - $50,000
R. Brian Wenzinger	$100,001 - $500,000

QUAKER CORE VALUE FUND (Geewax, Terker & Co., sub-adviser) John J. Geewax	Over $1,000,000

(1)	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2)	The portfolio managers do not own any shares in the Fund because the Fund is not available to be purchased by Canadian investors.
Compensation of Portfolio Managers. The portfolio managers of the Adviser and sub-advisers are compensated in the following manner.
DG Capital
Mr. Daftary, as the 100% owner of DG Capital, receives a monthly base salary and, at the end of each fiscal year, receives the net profits of the firm after the payment of all expenses, including bonus payments.
Mr. Daftary receives employee benefits that include group disability, health insurance and participation in a 401(k) plan.
G.T.C.
Mr. Geewax, who owns 50% of G.T.C., receives compensation that is tied directly to the profitability of G.T.C. (i.e., shares in the profits of the firm).
Knott Capital
In addition to highly competitive base salaries, each employee, including Messrs. Knott, Barron and Schofield, receive annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies among portfolio managers.
Knott Capital does not compensate directly on performance of individual portfolios or any other specific measure. Cash bonuses are determined on overall contributions made by the portfolio managers and are subjective. Knott Capital believes that basing compensation on specific measures such as investment performance can at times create conflicts of interests.
Messrs. Knott, Barron and Schofield are each compensated in accordance with the aforementioned policy.
S.A.M.
Portfolio managers are compensated with a competitive salary, bonus and stock options in the firm. The remuneration of portfolio managers consists of the following elements: (a) a salary that is based on a market rate; (b) bonuses that are dependent upon the achievement of specific goals by the individual and the success of the company; and (c) stock options in S.A.M., depending upon the performance of the individual. However, there is no specific formula based on assets under management or the portfolio performance that is used to determine this.
G.C.M.
Messrs. Soslow, Hammerschmidt, and Mendelsohn receive a base salary, an incentive bonus opportunity and a benefits package. Portfolio manager compensation is reviewed and may be modified each year to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good, sustained Fund performance.
Each portfolio manager’s compensation consists of the following:
BASE SALARY: Each portfolio manager is paid a base salary. In setting the base salary, G.C.M.’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
ANNUAL BONUS: Each portfolio manager is eligible to receive an annual cash bonus, which is based on management fees received from the Fund. This fee pool is a form of bonus compensation and is shared equally by each of the three portfolio managers.

PERFORMANCE FEE BONUS: None of the Funds allow for the payment of a performance fee. Other commingled pools and accounts may, however, provide for the payment of a performance fee and in those instances, the incentive pool of the portfolio manager may be credited with a percentage of the net performance fee earned, if any.
AJO
Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses that are awarded entirely for contribution and “elbow grease.” The managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance.
Other Managed Accounts of Portfolio Managers. In addition to the management of the respective Funds, the portfolio managers also manage other accounts as summarized below.
Quaker Strategic Growth Fund
Quaker Global Total Return Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
MANU DAFTARY	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
(DG Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$178.7 million	0	0
Other Pooled Investment Vehicles	2	$145.1 million	1	$12.3 million
Other Accounts(1)	23	$692.3 million	5	$359.0 million
Quaker Core Equity Fund
Quaker Small-Cap Growth Fund
Quaker Core Value Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
JOHN J. GEEWAX (G.T.C.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$121.8 million	0	0
Other Pooled Investment Vehicles	1	$66 million	1	$66 million
Other Accounts(1)	7	$700 million	1	$585.6 million
Quaker Capital Opportunities Fund

				TOTAL ASSETS IN
CHARLES A. KNOTT			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
J. MICHAEL BARRON			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
PETER M. SCHOFIELD	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
(Knott Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$17 million	0	0
Other Pooled Investment Vehicles	1	$2.5 million	0	0
Other Accounts(1)	1,442	$800 million	0	0

Quaker Biotech Pharma-Healthcare Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
MICHAEL SJÖSTRÖM (S.A.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	4	$2.3 billion	1	$71 million
Other Accounts(1)	0	0	0	0

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
STEPHAN PATTEN (S.A.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	$84 million	2	$84 million
Other Accounts(1)	0	0	0	0
Quaker Mid-Cap Value Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
ANTHONY SOSLOW (G.C.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts(1)	2742	$793.0 million	2	$6.0 million

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
JOHN HAMMERSCHMIDT (G.C.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$155.0 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts(1)	26	$40.0 million	0	0

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
PHILLIP MENDELSOHN (G.C.M.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts(1)	377	$201.0 million	0	0

Quaker Small-Cap Value Fund

THEODORE R. ARONSON				TOTAL ASSETS IN
KEVIN M. JOHNSON			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
MARTHA E. ORTIZ			WHERE ADVISORY FEE IS	ADVISORY FEE IS BASED
GINA MARIE N. MOORE	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	15	$4.7 billion	2	$111 million
Other Pooled Investment Vehicles	23	$4.9 billion	6	$489 million
Other Accounts(1)	106	$19.2 billion	49	$5.8 billion

(1)	These are separately managed accounts of institutional or high net-worth investors for which the portfolio managers provide investment advice.
     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:
▪	The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

▪	If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

▪	At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

▪	With respect to securities transactions for the funds, the Adviser/sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

▪	The appearance of a conflict of interest may arise where the Adviser/sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
     The Adviser/sub-advisers and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Specific Conflicts of Interest
Adviser
The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.
DG Capital
Portfolio managers at DG Capital typically manage multiple accounts that have different investment objectives, policies and other investment considerations. These multiple accounts include, among others, mutual funds, separate accounts and commingled accounts. It is the practice of DG Capital to allocate investment opportunities across all client portfolios that have a particular investment strategy on a pro rata basis based on the above mentioned investment objectives, policies and other investment considerations. In addition, DG Capital has adopted brokerage policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
G.T.C.
There are, however, some conflicts of interest that may have the potential to arise when managing multiple accounts. For example, when a portfolio manager receives compensation based on performance as opposed to a fixed fee or a percentage of assets under management structure, a potential conflict of interest may arise between the accounts. An incentive based fee arrangement may create an incentive for a portfolio manager to make investments that may be riskier than would be the case otherwise, or may cause a portfolio manager to spend more effort in selecting securities for these accounts in order to increase their commissions from the account. It is, however, the practice of Mr. Geewax, the Portfolio Manager for all of G.T.C.’s accounts, to allocate investment opportunities across all of their client portfolios in a particular investment strategy on a pro-rata basis, regardless of the type of fee that the portfolio managers received from an account, that is based on their overall portfolio size, as well as relative sector and cash balance weightings. This allocation of investment opportunities alleviates any conflict of interest that may arise with respect to different compensation arrangements between accounts and any preferential treatment that may arise with respect to certain clients.
Another potential conflict of interest for portfolio managers occurs when a portfolio manager manages accounts with different investment strategies, there may be the potential for a portfolio manager to devote unequal time and attention to the management of each investment strategy. Mr. Geewax uses models for each investment strategy and strive to allocate time as needed among these investment strategies.
At G.T.C., the portfolio manager may manage multiple accounts for multiple clients. G.T.C. manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by the Partners. G.T.C. has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another, with the same investment philosophy.
In addition, due to differences in the investment strategies or restrictions between the Fund and other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Besides pro-rata allocation procedures, whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.
Knott Capital
At Knott Capital, individual portfolio managers may manage multiple accounts for multiple clients. Knott Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by the chief compliance officer and/or his designee. Knott Capital does not always feel certain investments are appropriate for all accounts. In these instances, Knott Capital may not allocate certain investments to all accounts. Knott Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another. When appropriate, all accounts will receive a pro-rata share of investment opportunities. When trades can’t be blocked due to client imposed restrictions, Knott Capital will execute transactions in a random manner.
S.A.M.
The greatest potential conflict of interest lies with the allocation of transactions across different portfolios. S.A.M. makes sure that it treats each of its clients fairly by having a clear and simple allocation policy. This policy is described in S.A.M.’s compliance manual in detail. Orders that are not completely filled are allocated pro rata among the different portfolios. The same price is received for the same order by the different portfolios. S.A.M. does not have any affiliation with any broker and does not distribute any fund. S.A.M. requires that all its investment professionals hold the CFA designation or are enrolled in the CFA program. All of them adhere to the CFA code of ethics.
G.C.M.
Because the portfolio managers manage assets for other institutions, pension plans, high net worth individuals, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the G.C.M. may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. G.C.M. adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
AJO
It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts. For example, accounts may differ in terms of fee structure (fixed versus performance-based) and size (and, hence, absolute fee). Differences in the investment strategies or restrictions between the Fund and the other accounts may cause the portfolio managers to take action with respect to another account that differs from the action taken with respect to the Fund. However, AJO has policies and procedures in place to mitigate conflicts of interest. For example, our fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to our most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.
PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION
Distributor. Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Funds’ distributor. As the distributor, it has agreed to use reasonable efforts to distribute each Fund’s Class A, Class B and Class C Shares, as applicable. Quasar is a wholly owned subsidiary of US Bancorp and is affiliated with US Bancorp Fund Services, LLC, the transfer agent for the Funds.
     Pursuant to the Distribution Agreement between Quasar and the Trust, Quasar receives the sales load on sales of Class A, Class B and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plans for Class A, Class B and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Distribution Agreement may be terminated at any time upon 60 days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.
     Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.

     Quasar from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by Citco Mutual Fund Distributors, Inc. (“CMFD”), the Funds’ previous distributor, for each of the fiscal years ended June 30, 2005 and 2006, and the amount retained by Quasar, the current distributor from November 17, 2006 until June 30, 2007, is as follows:

	Class A Shares
	2007		2006		2005
		After		After		After
Fund	Aggregate	Reallowance	Aggregate	Reallowance	Aggregate	Reallowance
Quaker Strategic Growth Fund	$88,524	$4,085	$1,860,579	$36,578	$964,400	$19,644
Quaker Core Equity Fund	$1,100	$55	$425	$8	$2,032	$46
Quaker Small-Cap Growth Fund	$1,249	$63	$6,056	$109	$1,995	$37
Quaker Capital Opportunities Fund	$4,499	$146	$13,807	$269	$46,444	$904
Quaker Biotech Pharma-Healthcare Fund	$5,309	$208	$52,098	$963	$70,057	$1,354
Quaker Global Total Return Fund	—	—	—	—	—	—
Quaker Mid-Cap Value Fund	$9,854	$387	$123,331	$2,405	$179,206	$3,451
Quaker Small-Cap Value Fund	$6,958	$226	$161,836	$3,313	$50,436	$942
Quaker Core Value Fund	$629	$31	$3,459	$67	—	—
     For the fiscal years ended June 30, 2007, 2006 and 2005, CMFD retained front-end sales loads of $37,321, $43,722, and $27,599, respectively, from the sale of Class A Shares of the Funds. For the fiscal year ended June 30, 2007, Quasar retained front-end sales loads of $45,123 from the sale of Class A Shares of the Fund.

	Net Underwriting	Compensation on
Name of Principal	Discounts and	Redemptions and	Brokerage
Underwriter	Commissions	Repurchases	Commissions	Other Compensation
Quasar Distributors, LLC	$44,121	N/A*	N/A*	N/A*
Citco Mutual Fund Distributors, Inc. (July 1, 2006 until November 16, 2006)	$55,791	N/A*	N/A*	N/A*

*	For providing underwriting services to the Funds, CMFD retained twenty percent (20%) of the underwriting concessions from the sale of Fund shares. For the fiscal year ended June 30, 2007, CMFD received approximately $44,632 in underwriter concessions. The Chief Executive Officer of the Trust, as a registered representative licensed with CMFD and as wholesalers for the Funds, received approximately $3,052 in commissions during the previous fiscal year. This amount was determined by an agreement based on a percentage of the above underwriter commissions.
     Distribution Plan (Rule 12b-1 Plans). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of each Fund other than the Institutional Class Shares may pay to Quasar, the Adviser and others a distribution fee in the amount of up to (i) 0.25% per annum of the average daily net asset value of Class A Shares of each Fund, and (ii) 0.75% per annum of the average daily net asset value of each of Class B Shares of each Fund (except for Quaker Core Value Fund) and Class C Shares of each Fund..
     The Plans permit each Fund to compensate Quasar, the Adviser and others in connection with activities intended to promote the sale of each class of shares of each Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Quasar in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class B Shares debt servicing; (xvii) Class B Shares trailer commission; (xviii) Class C Shares debt servicing; (xix) Class C Shares trailer commissions; and (vii) other activities that are reasonably calculated to result in the sale of shares of the Funds.
     A portion of the fees paid to Quasar, the Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of Quasar, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients; members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.
     The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the Class of shares of the affected Fund to which the Plan relates.
     Total dollar amounts paid by each of the Funds pursuant to the Plans for the fiscal year ended June 30, 2007 are as follows:

NAME OF FUND	CLASS A	CLASS B	CLASS C
Quaker Strategic Growth Fund	$1,840,643	$146,721	$1,011,203
Quaker Core Equity Fund	$22,700	$1,358	$802
Quaker Small-Cap Growth Fund	$1,772	$1,374	$1,743
Quaker Capital Opportunities Fund	$23,866	$7,148	$99,517
Quaker Biotech Pharma-Healthcare Fund	$17,076	$9,985	$41,342
Quaker Global Total Return Fund	—	—	—
Quaker Mid-Cap Value Fund	$260,856	$21,891	$158,559
Quaker Small-Cap Value Fund	$103,634	$10,094	$113,291
Quaker Core Value Fund	$7,737	—	—
     Amounts spent on behalf of each of the Funds on various items pursuant to the Plans during the fiscal year ended June 30, 2007 are as follows:

Class A Shares

		Printing &
		Mailing of				Interest,
		Prospectuses		Compensation		Carrying
		to Other	Compensation	to	Compensation	or Other
		Than Current	to	Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Strategic Growth Fund	$61,280	$905	$567,676	$1,535,340	$894,222	$14,073	$218,053
Quaker Core Equity Fund	$751	$11	$6,953	$18,805	$10,952	$172	$2,671
Quaker Small-Cap Growth Fund	$61	$1	$562	$1,520	$885	$14	$216
Quaker Capital Opportunities Fund	$796	$12	$7,374	$19,944	$11,616	$182	$2,833
Quaker Biotech Pharma-Healthcare Fund	$569	$8	$5,267	$14,246	$8,297	$130	$2,023
Quaker Global Total Return Fund	—	—	—	—	—	—	—
Quaker Mid-Cap Value Fund	$8,666	$128	$80,274	$217,109	$126,450	$1,986	$30,834
Quaker Small-Cap Value Fund	$3,442	$51	$31,885	$86,236	$50,226	$789	$12,247
Quaker Core Value Fund	$258	$4	$2,388	$6,458	$3,761	$59	$917

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities.
Class B Shares

		Printing &
		Mailing of				Interest,
		Prospectuses		Compensation		Carrying
		to Other	Compensation	to	Compensation	or Other
		Than Current	to	Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Strategic Growth Fund	—	—	$34,816	$146,270	—	—	—
Quaker Core Equity Fund	—	—	$279	$1,173	—	—	—
Quaker Small-Cap Growth Fund	—	—	$265	$1,113	—	—	—
Quaker Capital Opportunities Fund	—	—	$1,944	$8,169	—	—	—
Quaker Biotech Pharma-Healthcare Fund	—	—	$2,735	$11,489	—	—
Quaker Global Total Return Fund	—	—	—	—	—	—	—
Quaker Mid-Cap Value Fund	—	—	$5,053	$21,228	—	—	—
Quaker Small-Cap Value Fund	—	—	$2,219	$9,322	—	—	—
Quaker Core Value Fund	—	—	—	—	—	—	—

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities. Total amount is paid as debt servicing to finance Class B Shares.
Class C Shares

		Printing &
		Mailing of				Interest,
		Prospectuses		Compensation		Carrying
		to Other	Compensation	to	Compensation	or Other
		Than Current	to	Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Strategic Growth Fund	—	—	$783,409	$58,816	—	—	$368,050
Quaker Core Equity Fund	—	—	$96	$7	—	—	$45
Quaker Small-Cap Growth Fund	—	—	$768	$53	—	—	$361
Quaker Capital Opportunities Fund	—	—	$42,126	$2,894	—	—	$19,791

Printing &
		Mailing of				Interest,
		Prospectuses		Compensation		Carrying
		to Other	Compensation	to	Compensation	or Other
		Than Current	to	Broker-	to Sales	Financing
Name of Fund	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges	Other*
Quaker Biotech Pharma-Healthcare Fund	—	—	$17,944	$1,233	—	—	$8,430
Quaker Global Total Return Fund	—	—	—	—	—	—	—
Quaker Mid-Cap Value Fund	—	—	$67,555	$4,641	—	—	$31,738
Quaker Small-Cap Value Fund	—	—	$47,596	$3,270	—	—	$22,361
Quaker Core Value Fund	—	—	—	—	—	—	—

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities. Total amount is paid as debt servicing to finance Class C Shares.
CUSTODIAN
Brown Brothers Harriman & Co. (“BBH&Co”), 40 Water Street, Boston, MA 02109, serves as the custodian for each Fund’s assets. As custodian, BBH&Co. acts as the depositary for each Fund’s assets, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as custodian. For its services to the Trust, BBH&Co. is paid a fee based on the net asset value of each Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Trust from time to time.
TRANSFER AGENT AND ADMINISTRATOR
US Bancorp Fund Services, LLC (“USB”), 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent. Citco Mutual Fund Services, Inc. (“CMFS”) was the Funds’ transfer, dividend paying, and shareholder servicing agent prior to USB.
     USB, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”). USB maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.
     BBH&Co. serves as administrator to the Trust pursuant to a written agreement with the Trust. CMFS served as administrator to the Trust pursuant to a written agreement with the Trust prior to BBH. BBH&Co. supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. BBH&Co. (and CMFS, until December 10, 2006) is responsible for:
(a)	calculating the Fund’s net asset value;

(b)	preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;

(c)	preparing financial statements contained in reports to stockholders of the Fund;

(d)	preparing the Fund’s federal and state tax returns;

(e)	preparing reports and filings with the SEC; and

(f)	maintaining the Fund’s financial accounts and records.
     For its services to the Trust, the Trust pays BBH&Co. an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.

     Prior to December 11, 2006, CMFS served as the Fund’s transfer agent and administrator. For the fiscal year ended June 30, 2005, CMFS earned fees of $1,463,777 and waived $9,836 for $1,453,941. For the fiscal year ended June 30, 2006, the Funds paid to CMFS aggregate transfer agency fees of $1,775,935. For the fiscal year ended June 30, 2007, the Funds paid to CMFS transfer agency fees of $910,394. The aggregate transfer agency fees paid to CMFS also include fund accounting and administration fees. For the fiscal year ended June 30, 2007, the Funds paid to USB transfer agency fees of $357,019 and paid to BBH&Co. administration fees of $376,639.
LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP, One Commerce Square, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, 2001 Market Street, Philadelphia, PA 19103, is the Independent Registered Public Accounting Firm for the Trust.
CODES OF ETHICS
Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act of, each Adviser/sub-adviser has adopted a Code of Ethics that applies to the personal trading activities of their employees. The Code of Ethics for each Adviser/sub-adviser establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.
     The Codes of Ethics adopted by each Adviser/sub-adviser applies to it and its affiliates, and has been adopted by the Trust. All employees of Adviser/sub-advisers are prohibited from recommending securities transactions by the advised Fund(s) without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the advised Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the respective Adviser/sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Funds.
     The Codes of Ethics adopted by the Adviser/sub-advisers are designed to ensure that access persons act in the interest of the Fund(s) for which they act as investment adviser with respect to any personal trading of securities. Under the Adviser’s/sub-advisers’ Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund(s) unless their proposed purchases are approved in advance.
     The Adviser/sub-advisers have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.
     The Funds’ principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.
     Copies of the Codes of Ethics are on file with and publicly available from the SEC.

PROXY VOTING POLICIES
The Boards of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Funds to each Fund’s respective Adviser/sub-adviser in accordance with the proxy voting policies adopted by the Adviser/sub-advisers. The proxy voting policies of each Adviser/sub-adviser is attached as exhibits to this Statement of Additional Information. Shareholders may obtain information about how each Fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-220-8888 or by accessing the SEC’s website at www.sec.gov.
REPORTS TO SHAREHOLDERS
The fiscal year of the Trust ends on June 30. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 or by calling 1-800-220-8888.
BROKERAGE ALLOCATION
The advisory/subadvisory agreements provide that the Adviser/sub-advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the respective Fund that they advise/sub-advise and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
     Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser/sub-advisers in determining the overall reasonableness of brokerage commissions.
     The Adviser and each sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Trust and/or other accounts for which the Adviser/sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/sub-adviser’s overall responsibilities with respect to the Fund. In reaching such determination, the Adviser/sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Adviser/sub-adviser includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.
     The Adviser/sub-adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser/sub-adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The

Adviser/sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference in their cost in the security and its selling price, although in some instances, such sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly. G.C.M., sub-adviser to Quaker Mid-Cap Value Fund, G.T.C., sub-adviser to Quaker Core Equity Fund, Quaker Small-Cap Growth Fund and Quaker Core Value Fund, generally trade over-the-counter securities with non-principal market makers.
     The Adviser and one or more of the sub-advisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the sub-adviser. The Adviser/sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.
     If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.
     The amount of brokerage commissions paid by each Fund during the three fiscal years ended June 30, 2005, 2006 and 2007 are set forth below:

	Total Amount of Brokerage
	Commissions Paid
Name of Fund	2007	2006	2005
Quaker Strategic Growth Fund	$4,746,006	$3,578,724	$2,877,281
Quaker Core Equity Fund	$15,039	$9,380	$10,250
Quaker Small-Cap Growth Fund	$12,153	$7,151	$3,942
Quaker Capital Opportunities Fund	$50,436	$155,916	$252,865
Quaker Biotech Pharma-Healthcare Fund	$64,104	$126,679	$125,326
Quaker Global Total Return Fund	—	—	—
Quaker Mid-Cap Value Fund	$216,111	$113,177	$398,574
Quaker Small-Cap Value Fund	$111,371	$92,062	$68,000
Quaker Core Value Fund	$3,826	$2,378	$1,185
COMMISSION RECAPTURE
The sub-advisers maintain a commission recapture program with certain broker-dealers for Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Global Total Return Fund and Quaker Mid-Cap Value Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the broker-dealer and are used to offset the respective Fund’s total expenses. Participation in the program is voluntary and the sub-advisers receive no benefit from the recaptured commissions. The following table represents the total estimated brokerage paid to brokers participating in the commission recapture program and the actual amount of commission recaptured by the respective Funds for the fiscal year ended June 30, 2007:

		Commissions
Fund	Commissions Paid	Recapture
Quaker Strategic Growth Fund	$1,143,339	$571,670
Quaker Capital Opportunities Fund	$0	$283
Quaker Global Total Return Fund	—	—
Quaker Mid-Cap Value Fund	$166,965	$83,482

AFFILIATED TRANSACTIONS
When buying or selling securities, the sub-advisers may execute trades for a Fund with broker-dealers that are affiliated with the Trust, the Adviser, the sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which is reported to and reviewed by the Board of Trustees at least quarterly.
     Mr. King, the Chief Executive Officer and Chairman of the Trust, as a former registered representative for Radnor Research and Trading (“Radnor”), received a portion of the brokerage commissions paid to affiliated brokers for portfolio brokerage commissions executed on behalf of the Funds. For the fiscal year ended June 30, 2007, brokerage commissions paid to Radnor for portfolio transactions executed on behalf of the Funds were $1,143,339, $0 and $166,965 for Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund and Quaker Mid-Cap Value Fund, respectively.
     For the fiscal years ended June 30, 2005, 2006, 2007, the Funds paid brokerage commissions as set forth below:

					Percentage
					of Fund’s
			Aggregate	Percentage	Aggregate
			Dollar	of Fund’s	Dollar
			Amount of	Total	Amount of
			Fund’s	Amount of	Transactions
	Aggregate Dollar Amount of		Brokerage	Brokerage	Involving
	Fund’s Brokerage Commissions		Commissions	Commissions	Payment of
	Paid		Paid	Paid to	Commissions
	To QSI & Radnor		To Radnor	Radnor	to Radnor
Name of Fund	2005	2006	2007	2007	2007
Quaker Strategic Growth Fund	$926,224	$768,152	$1,143,339	24.09%	20.21%
Quaker Core Equity Fund	*	*	*	*	*
Quaker Small-Cap Growth Fund	*	*	*	*	*
Quaker Capital Opportunities Fund	$173,913	$65,122	*	*	*
Quaker Biotech Pharma-Healthcare Fund	$23,148	*	*	*	*
Quaker Global Total Return Fund
Quaker Mid-Cap Value Fund	$275,080	$62,067	$166,965	77.26%	48.76%
Quaker Small-Cap Value Fund	$760	*	*	*	*
Quaker Core Value Fund	$40	*	*	*	*

*	No commissions paid during period.
SHAREHOLDER INFORMATION
The Trust offers Class A, B, C and Institutional Class Shares. Class B Shares are only available through reinvested dividends and exchanges between the Class B Shares of other Funds. Each Class involves different sales charges, features and expenses as described more fully in the Prospectus.
PURCHASES AND SALES THROUGH BROKERS
The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds’ behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.
SALES CHARGE REDUCTIONS AND WAIVERS
Prior to June 23, 2000, the only class of shares offered by the Funds were No-Load Class shares. Following shareholder approval on June 23, 2000, all No-Load Class shares were converted to Class A Shares on the condition that any shareholder that held such No-Load Class shares of Funds in their accounts prior to June 23, 2000, were exempt from sales charges on all future purchases of Class A Shares of those Funds in their account. However, this permanent exemption does not apply to new accounts opened after June 23, 2000 and to accounts of an otherwise exempt shareholder opened in another name. An initial sales charge is not imposed on Class B, C and Institutional Class Shares.
     Class A Shares of all Funds are offered subject to the following sales charge schedule:

			Amount Reallowed to
	Sales Load (as % of	Sales Load (as % of Net	Dealers (as % of
Purchase Amount	Offering Price)	Amount Invested)	Offering Price)
up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	1.00%	1.01%	0.75%
     Waivers of Front-End Sales Charges. Class A Shares Front-End Sales Charge Waivers. Front-end sales charges will not apply to purchases of Class A Shares by or through:
     1. Employees and employee related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust.
     2. Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.
     3. Qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participants initial assets into the Funds, in the aggregate.
     4. Fee-based Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.
     5. Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.
     6. Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.
     7. Insurance company separate accounts.

     8. Reinvestment of capital gains distributions and dividends.
     9. College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Quasar or any of its affiliates to perform advisory or administrative services.
     10. Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.
     11. Organizations described in Section 501(c)(3) of the Internal Revenue Code.
     12. Charitable remainder trusts.
     13. Certain tax qualified plans of administrators who have entered into a service agreement with Quasar or the Fund.
     14. Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.
     Contingent Deferred Sales Charge Waivers. A Contingent Deferred Sales Charge (“CDSC”) is imposed on Class B and Class C Shares as disclosed in the current Prospectus. However, a CDSC will not be imposed on: (i) Class B Shares redeemed after 7 years from purchase; Class C Shares redeemed after thirteen (13) months from purchase; (ii) the increase in the net asset value of the shares above the original costs of the shares redeemed; or (iii) shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of other Funds offered by the Trust. Moreover, in determining whether a CDSC is applicable, it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.
     In addition, the CDSC, if otherwise applicable, will be waived for Class B Shares in the case of:
          (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account (“IRA”) or Custodial Account under Section 403(b)(7) (“403(b) Custodial Account”) of the Internal Revenue Code, provided in either case that the redemption is requested within one year of the death or initial determination of disability;
          (2) redemptions in connection with minimum required distributions from a qualified corporate or self-employed retirement plan following retirement or attainment of age 70 1/2, or from an IRA or 403(b) Custodial Account following attainment of age 59 1/2, but only with respect to that portion of the minimum distribution which bears the same relation to the entire mandatory distribution as the shares of each class bear to the total assets in the plan;
          (3) redemptions under the Systematic Withdrawal Plan, subject to a maximum of 10% per year of the account balance, and further subject to a minimum balance of $10,000 at the beginning of the Systemic Withdrawal Plan;
          (4) pursuant to the right of the Trust to liquidate a shareholder’s account; and
          (5) in connection with exchanges for shares of the same class of another Fund offered by the Trust.
     With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term “distribution” does not encompass direct transfer of

IRA, 403(b) Custodial Accounts or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder’s entitlement.
CONVERSION FEATURE
Class B Shares are sold at net asset value without an initial sales charge so that the full amount of an investor’s purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on Class B Shares redeemed within seven years after purchase. Class B Shares will convert automatically into Class A Shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, which is normally after seven (7) years. The recovery of the economic equivalent of a 5.00% sales charge may take longer than seven (7) years in the event of adverse market conditions. In such event, the Class B Shares would continue to be subject to Class B 12b-1 fees until the sales charge is recovered.
     Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that: (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A Shares received on conversion will have a basis equal to the shareholder’s basis in the converted Class B Shares immediately prior to the conversion, and (iii) Class A Shares received on conversion will have a holding period that includes the holding period of the converted Class B Shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B Shares would continue to be subject to Class B 12b-1 fees.
REDEEMING SHARES
     Redemptions of each Fund’s shares will be made at net asset value (“NAV”) less any applicable CDSC. Each Fund’s NAV is determined on days on which the New York Stock Exchange (“NYSE”) is open for trading, as discussed further below.
     Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.
NET ASSET VALUE, DIVIDENDS AND TAXES
Net Asset Value. Each Fund determines its net asset value each day the NYSE is open for trading. The NYSE is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
     Portfolio securities, including ADR’s and options, which are traded on stock exchanges will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on The NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within 60 days of the valuation are valued at amortized cost which approximates market value. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.

     Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which (i) the NYSE is closed (other than for customary weekend and holiday closings), (ii) trading on the NYSE is restricted, (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.
     Distributions of Net Investment Income. The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”
     Distributions of Capital Gains. The Funds may realize a capital gain or loss in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
     Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
     Investments in Foreign Securities.
     Effect of Foreign Withholding Taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.
     Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.
     PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognizes any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
     Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.
     Election to be Taxed as a Regulated Investment Company. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income to the extent of such Fund’s earnings and profits.
     In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:
     (i) the Fund must maintain a diversified Fund of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;
     (ii) the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and
     (iii) the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.
     Excise Tax Distribution Requirements. A mutual fund, such as a Fund, is required to distribute its income and gains on a calendar year basis, regardless of fund’s fiscal year end as follows:
     Required Distributions. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
     Post-October Losses. Because the periods for measuring a mutual fund’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a mutual fund that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and March 31 of each year (''post-October loss”) as occurring on the first day of the following tax year.
     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in-kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.
     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
     Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
     Deferral of basis — Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:
     IF:
o	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o	You sell some or all of your original shares within 90 days of their purchase, and

o	You reinvest the sales proceeds in the Fund or in another Quaker Fund, and the sales charge that would otherwise apply is reduced or eliminated;
     THEN:
In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.
     U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on Fund investments in other certain obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.
     Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.
     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
     After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.
     Dividends-Received Deduction for Corporations. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.
     Investment in Complex Securities. The Funds may invest in complex securities (e.g., futures, options, short-sales, PFICs, etc.) that could be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.
     Derivatives. Each Fund is permitted to invest in certain options and futures contracts to hedge a Fund’s portfolio or for other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.
     Constructive Sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.

          Tax Straddles. A Fund’s investment in options and futures contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
          Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.
          Investments in securities of uncertain tax character. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
          Backup Withholding. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).
          A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
          Non-U.S. Investors. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons as to the United States should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
          In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.
          Capital Gain Dividends & Short-Term Capital Gain Dividends. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.
          Interest-Related Dividends. Interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. While each Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to them.

          Sunset Date for Short-Term Capital Gain Dividends and Interest-Related Dividends. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.
          Other. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.
          U.S. Estate Tax. A partial exemption from U.S. estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent.
          U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
THIS DISCUSSION OF “NET ASSET VALUE, DIVIDENDS AND TAXES” IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN A FUND.
PERFORMANCE INFORMATION
To obtain the Funds’ most current performance information, please visit www.quakerfunds.com.
Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.
DESCRIPTION OF SHARES
The Trust is an unincorporated business trust that was organized under The Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has nine (9) series portfolios, each of which offers one or more classes of shares. Each of the Funds is diversified, within the meaning of the 1940 Act, except for the Quaker Biotech

Pharma-Healthcare Fund and the Quaker Capital Opportunities Fund, which are non-diversified. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.
          Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Funds do not generally issue certificates for shares purchased.
          Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16 (c) of the 1940 Act were applicable.
          The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
          Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.
          Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds’ assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.
FINANCIAL STATEMENTS
          The audited financial statements of each Fund for the fiscal year ended June 30, 2007 and the reports of the Funds’ are included in the 2007 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

EXHIBITS
TO
QUAKER INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
Advisers/sub-advisers’ Proxy Voting Policies and Procedures.

Quaker Investment Trust
Proxy Voting Policy and Procedures
GENERAL
          The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) have adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).
          QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.
          Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
          If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser’s Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.
GENERAL PROXY VOTING GUIDELINES
          QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.
          In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.
          QIT’s general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For

[1]	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case
          The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.
CONFLICTS OF INTEREST
          QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.

          Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.
RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS
•	At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•	At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•	In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Chief Executive Officer of QIT shall report to the Board on proxy votes cast in the prior period by the Funds.
REVOCATION OF AUTHORITY TO VOTE
          The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD
          QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:
•	Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.
•	Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve-month period ended June 30 is available without charge and how such information can be obtained.
          QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.
          QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.
MAINTENANCE OF PROXY VOTING RECORDS
          QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.
REVIEW OF PROXY VOTING POLICIES AND PROCEDURES
          The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.
Dated: September 9, 2004

ARONSON+JOHNSON+ORTIZ, LP
Overview
Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.
Each client account is voted by the firm’s Proxy Manager, and our proxy voting is overseen by the firm’s Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.
AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third party recommendation. We will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).
In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.
Conflicts of Interest
Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.
Record-Keeping
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.
Vote Disclosure
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.
AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

D.G. Capital Management, Inc.
Proxy Voting Policies and Procedures
I. INTRODUCTION
Unless otherwise specifically directed by a client in writing, we are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.
II. STATEMENTS OF POLICIES AND PROCEDURES
A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act “), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking onto account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

B.	Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:
1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined guidelines; provided that such pre-determined policy involves little discretion on our part;

2.	We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	We may engage an independent third-party to determine how the proxy should be voted; or

4.	We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	LIMITATIONS ON OUR RESPONSIBILITIES
1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

4.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

5.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

6.	Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.
D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.
III. PROXY GUIDELINES
The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.
A. Annual Election of Directors
D.G. Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:
•	Election of directors based upon classes or staggered terms tends to entrench present management;

•	Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

•	Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder’s investment.
B. Board of Directors
D.G. Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:
•	Independence is necessary for the effective functioning of the board and its committees. D.G. Capital is in favor of directors being compensated reasonably for performance in cash or equity. D.G. Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

•	Helps to ensure that a director’s interest is aligned with shareholders and may increase sensitivity to shareholder concerns; and

•	Pension and benefit programs may compromise the independence of directors.
C. Confidential Voting
D.G. Capital supports a system of confidential voting for the following reasons:
•	Ensures confidentiality;

•	Promotes corporate democracy and the integrity of the proxy system; and

•	Avoids potential for coercion or improper influence.
D. Cumulative Voting
D.G. Capital supports cumulative voting for the following reasons:
•	Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

•	Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

•	Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.
E. Executive Compensation
•	D.G. Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

•	D.G. Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

•	D.G. Capital supports stock-based compensation plans which are broad-based.

•	D.G. Capital does not support narrowly based plans with large dilution (more than 10%).

•	D.G. Capital does not support replacement or repricing of “underwater” stock options.

•	D.G. Capital supports shareholder proposals that link executive compensation to the company’s achievement of long term performance goals.
F. Golden-Parachute Payments

D.G. Capital does not support the compensation agreement known as golden parachutes for the following reasons:
•	Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

•	Excessive exit payments come at the expense of shareholders’ net worth and represents a waste of corporate assets.
G. Placement of Securities
D.G. Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:
•	By the placement of a large amount of voting stock in “friendly hands,” management may effectively block shifts in control of the company;

•	Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders’ investment; and

•	Shareholders should be given a voice in matters involving control of a company.
H. “Poison Pill” Amendments or Proposals
D.G. Capital believes that “poison pill” amendments to a company’s by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:
•	Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

•	Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

•	Poison pills seem to have no utility except to discourage third-party bids for a company’s stock; and

•	Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).
I. Solicitation of Political Contributions
D.G. Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:
•	Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

•	Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

•	Solicitation by management may expose a company to litigation and diminish shareholder value.
J. Stock with Disproportionate Voting Rights
D.G. Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:
•	Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

•	Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

•	Stock with unequal voting rights violates the concept of shareholders’ or corporate democracy; and

•	Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders’ Investment.
K. Stock Ownership for Directors
D.G. Capital favors requiring directors to own some amount, however modest, of their company’s stock for the following reasons:
•	Helps to ensure that a director’s interests coincide with the company’s shareholders; and

•	May increase management’s sensitivity and responsiveness to shareholder concerns.

L. Corporate/Social Responsibility
D.G. Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, D.G. Capital would generally support shareholder proposals that have a positive impact upon these issues.
VERSION: JULY 6, 2003

PROXY VOTING POLICY & GUIDELINES
for
Geewax, Terker & Company
In general, we strive to improve corporate governance to protect and enhance shareholder value, to enhance the accountability of management to shareholders and encourage cooperation between management and shareholders.
GENERAL GUIDELINES
We generally vote with management, except cases in which such a vote would be contrary to the enhancement of shareholder value.
          For example, we vote for shareholder proposals asking that a company redeem its poison pill or submit it for shareholder ratification. Poison pills generally take the form of rights or warrants issued to shareholders and are worthless unless they are triggered by a hostile acquisition attempt.
          The triggering event can either transfer shareholder wealth out of the target company or dilute the equity holdings of the potential acquirer’s pre-existing shareholders. In the event of an unwanted control contest a poison pill provides the target’s board with veto power over takeover bids even if such bids are in the best interests of the target shareholders.
     All poison pills raise questions of shareholder democracy and the sturdiness of the corporate governance process. They amount to actual shifts of voting rights away from shareholders and to management on matters pertaining to the sale of the company. Because poison pills are implemented as warrants or rights offerings, they can be put in place without shareholder voting approval.
          The power of redemption is the crucial issue for shareholders because courts have allowed target company boards great leeway in deciding when a pill must be redeemed, even in the event of bona fide offers.
We vote against all proposals that indicate they could be anti-takeover.
          Some examples include increasing the number of outstanding shares, fair price requirements, supermajority provisions and permitting the board to consider the interests of all stakeholders.
On issues concerning the board of directors, employees and corporate elections, we vote for the election of nominees and approval of independent accountants. We vote against classification of the board, staggered terms and size qualifications. We generally vote with management on proposals concerning stock option and incentive plans unless the proposal indicates a reduction of minimum option price, allocated shares total more than 15% of outstanding shares or gift of stock to non-employee directors.

We vote for shareholder proposals that are directed towards enhancing the accountability of management to shareholders.
          For example, we vote for shareholder resolutions requesting that a company provide for confidential voting procedures. Confidential voting means that all proxies, ballots and voting tabulations that identify individual shareholders are kept confidential. Only the vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are told only of vote totals.
          We favor confidential voting because we share the view that the shareholder franchise is the basic tool of corporate accountability. In order for it to work effectively, shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposals by providing management the opportunity to influence the vote outcome. Closed voting, on the other hand, eliminates management’s ability to pinpoint anti-management votes; management could, however, still contact all its shareholders on a broad basis if it wishes.
We generally vote with management on shareholder proposals that are social, environmental or political in nature. On “social issues” we will vote to uphold the human rights issue, unless economic consideration would suggest otherwise.
          We vote with management on issues in which social, moral or ethical motivations are put ahead of or on par with financial concerns. Generally, the proposals border on operational decisions best left to management. Some examples include proposals related to US corporate presence in South Africa and Northern Ireland, toxic waste, nuclear plants, defense weapons, abortion, infant formula, animal testing, business with communist countries and environmental concerns.
Ratification of mergers and acquisitions are voted on a case by case basis.

MGMT - S/H ISSUE	DESCRIPTION	VOTE*
BOARD OF DIRECTORS

MGMT	Election of directors.	F
S/H	Annual election of directors.	F
MGMT	Limit liability and indemnify directors.	F
MGMT	Classification of board.	A
MGMT	Staggered terms for directors.	A
MGMT	Fix number of directors.	A
S/H	Require minimum number of shares to be owned in order to serve as a director.	M
S/H	Require specified number, or increase frequency of meetings for audit committee. Misc. proposals	A C

* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

MGMT - S/H ISSUE	DESCRIPTION	VOTE*
OUTSTANDING SHARES

MGMT	Increase authorized common and/or preferred stock with no indication that such an increase could be anti-takeover.	F
MGMT	Increase number of shares of common stock which may be issued upon exercise of options granted.	F
MGMT	Increase authorized common and/or preferred stock indicating that such an increase could be anti-takeover.	A
MGMT	Increase of authorized common and/or preferred stock exceeds 125%. Misc. proposals	A C

STOCK OPTION & INCENTIVE PLANS

MGMT	Restricted stock plans to key employees.	C
MGMT	Employee stock option plans.	C
MGMT	Long-term incentive plans.	C
MGMT	Increase shares [not to exceed 15% of outstanding shares].	C
MGMT	Amendments to stock option and incentive plans.	C
MGMT	Stock option plans for non-employee directors.	C

STOCK OPTION & INCENTIVE PLANS, CONTINUED

MGMT	Stock grant/award [gift of stock] to non-employee directors.	A
MGMT	Reduction of minimum option price. [less than 85% of fair market value]	A
MGMT	Payments to optionees upon exercise of certain rights.	A
MGMT	Bonus/Incentive plans when dividend payments have been suspended.	A
MGMT	Bonus/Incentive plans not based on performance. Misc. proposals	A C

VOTING ISSUES & ANNUAL MEETINGS

S/H	Provide for confidential voting procedures.	F
S/H	Provide for cumulative voting procedures.	F

MGMT - S/H ISSUE	DESCRIPTION	VOTE*
S/H	Provision specifying quorum for shareholder meetings.	F
MGMT	Require advance notice of shareholder nominations for directors.	A
MGMT	Require advance notice of shareholder proposals for annual meeting.	A
MGMT	Eliminate shareholder action by written consent.	A
S/H	Improved shareholder access to proxy.	M
S/H	Provide annual notices to shareholders to make proposals.	M
S/H	Change annual meeting date and/or place. Misc. proposals	M C

* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

MERGERS & ACQUISITIONS

MGMT	Ratification of mergers.	C
S/H	Pre-emptive Rights.	F
S/H	“Opt-out” of anti-takeover laws.	F
S/H	Redeem or submit Poison Pill to shareholder vote.	F
MGMT	Ratify Poison Pill [Shareholder Rights Plan].	A
MGMT	Greenmail.	A
MGMT	Supermajority.	A
MGMT	Fair Price Requirement.	A
MGMT	Permit board to consider “all” factors including employees, community, creditors, etc., regarding mergers and acquisitions considered to be antitakeover.	A
MGMT	Golden Parachute Awards. [Compensation paid to directors, officers and employees contingent upon merger or acquisition] Misc. proposals	A C

SOCIAL & ENVIRONMENTAL ISSUES

S/H	Withdrawal from or terminate economic relations with South Africa.	M
S/H	Withdrawal from or terminate economic relations with South Africa pertaining to Endowment accounts.	F
S/H	Implement “MacBride Principles” non-discrimination in Northern Ireland.	M
S/H	Non-discrimination in Northern Ireland if non-economic.	F
S/H	Provide aid to former USSR.	M
S/H	Implement “Slepak Principles”-

MGMT - S/H ISSUE	DESCRIPTION	VOTE*
	nondiscrimination, etc. in former USSR.	M
S/H	Conduct in-depth review and report to shareholders on business operations in South Africa, Northern Ireland and/or former USSR.	M
S/H	Submit report to shareholders on environmental objectives regarding nuclear power, toxic waste, pollution, etc., and/or objectives regarding tobacco, space weapons, affirmative action, factory farming, alternatives to animal testing, etc.	M
S/H	Adopt and/or become a signatory to the “Ceres Principles”.	M
S/H	Seek alternatives to animal testing.	M
S/H	Limit and/or prohibit certain charitable contributions.	M
S/H	Review promotional practices. Misc. proposals	M C

ECONOMIC & POLITICAL ISSUES

MGMT	Economic Conversion.	A
MGMT	Political Action Committees.	A
S/H	Restrict political activities of company regarding candidates.	A
S/H	Disclosure of prior government service of officers and directors.	A
S/H	Review and report to shareholders criteria for accepting military contracts, dependency on military contracts and/or ability to convert to civilian production. Misc. proposals	M C

MISC. COMPANY ISSUES

MGMT	Approval of independent accountants/auditors.	F
MGMT	Recapitalization.	F
MGMT	Change name of company.	F
MGMT	Disclosure of compensation and/or salaries of officers and directors.	A
MGMT	Allow shareholder approval of independent accountants/auditors.	M
MGMT	Permit incorporation in a certain state.	M
S/H	Reincorporate out of a certain state [e.g. due to anti-takeover laws]. Misc. proposals	F C

* VOTE : (F)or / (A)gainst / with (M)anagement / (C)ase by case

Global Capital Management2
IA Policies and Procedures Manual
5/12/2004 to Current
Proxy Voting
Policy
Global Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
Philip Mendelsohn has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
Procedure
Global Capital Management has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:
1. Voting Procedures
▪	All employees will forward any proxy materials received on behalf of clients to Philip Mendelsohn;

▪	Philip Mendelsohn will determine which client accounts hold the security to which the proxy relates;

▪	Absent material conflicts, Philip Mendelsohn will determine how Global Capital Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and mail the proxy in a timely and appropriate manner.
2. Disclosure
▪	Global Capital Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Global Capital Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.

▪	Philip Mendelsohn will also send a copy of this summary to all existing clients who have previously received Global Capital Management’s Disclosure Document; or Philip Mendelsohn may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

3. Client Requests for Information
▪	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Philip Mendelsohn.

▪	In response to any request Philip Mendelsohn will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Global Capital Management voted the client’s proxy with respect to each proposal about which client inquired.
4. Voting Guidelines
▪	In the absence of specific voting guidelines from the client, Global Capital Management will vote proxies in the best interests of each particular client. Global Capital Management’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Global Capital Management’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

▪	Global Capital Management will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

▪	Global Capital Management will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

▪	In reviewing proposals, Global Capital Management will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
5. Conflicts of Interest
▪	Global Capital Management will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Global Capital Management with the issuer of each security to determine if Global Capital Management or any of its employees has any financial, business or personal relationship with the issuer.

▪	If a material conflict of interest exists, Philip Mendelsohn will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

▪	Global Capital Management will maintain a record of the voting resolution of any conflict of interest.
6. Recordkeeping
Philip Mendelsohn shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.
▪	These policies and procedures and any amendments;

▪	Each proxy statement that Global Capital Management receives;

▪	A record of each vote that Global Capital Management casts;

▪	Any document Global Capital Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

▪	A copy of each written request from a client for information on how Global Capital Management voted such client’s proxies, and a copy of any written response.

Knott Capital Management
Proxy Voting Summary
Knott Capital Management (“KC”) takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.
The CCO is responsible for establishing our policies and procedures. The CCO reviews these policies and procedures periodically and makes such changes as he believes are necessary.
KC reviews all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.
The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.
To ensure that voting responsibilities are met, the CCO has established operational procedures to spot check client proxies against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.
We maintain proxy voting records for all accounts and make these records available to clients at their request.
I External Auditor
A. Auditors
Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

II Board of Directors
A.	Director Nominees

Votes on director nominees are evaluated based on the following criteria (and any others that may be deemed relevant to KC):
•	Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

•	Executive Compensation

•	Director Compensation

•	Corporate Governance Provisions and Takeover Activity

•	Criminal Activity

•	Investment in the Company

•	Interlocking Directorships

•	Inside, Outside, and Independent Directors Board Composition

•	Number of Other Board Seats

•	Any problems or issues that arose on Other Board assignments

•	Support of majority-supported shareholder proposals.
B.	Director Indemnification and Liability Protection
1.	Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with the proposal.

2.	Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

4.	Vote for only those proposals providing such expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director’s legal expenses would be covered.
C.	Director Duties and Stakeholder Laws

Vote against management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.	Director Nominations

Vote for shareholder proposals asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.	Inside Versus Independent Directors
1.	Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with the proposal.

2.	Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.
F.	Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.	Term of Office

Vote against proposals to limit the tenure of outside directors.
III    Proxy Contests and Corporate Defenses
A.	Proxy Contests for Board Seats

All votes in a contested election of directors are normally voted in accordance with the majority.

B.	Classified Boards
1.	Vote against proposals to classify the board.

2.	Vote for proposals to repeal a classified board, and to elect all directors annually.
C.	Cumulative Voting
1.	Vote for proposals to permit cumulative voting in the election of directors.

2.	Vote against proposals to eliminate cumulative voting in the election of directors.

D.	Director Nominations

Vote against management proposals to limit shareholders’ ability to nominate directors.

E.	Shareholders’ Right to Call Special Meetings
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to call special meetings.

2.	Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
F.	Shareholder Action by Written Consent
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to take action by written consent.

2.	Vote for shareholder proposals to allow or make easier shareholder action by written consent.
G.	Size of the Board
1.	Vote for proposals that seek to fix the size of the Board.

2.	Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.
H.	Shareholders’ Ability to Remove Directors
1.	Vote against proposals that state directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.
IV Tender Offers and Corporate Defenses
A.	Fair Price Provisions

1.	Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

2.	Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.
B.	Greenmail
1.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	Vote in accordance with the on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.	Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.
C.	Poison Pills
1.	Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

2.	Shareholder proposals to redeem a company’s poison pill are normally voted in accordance with the proposal.

3.	Management proposals to ratify a poison pill are normally voted in accordance with the on each individual proposal.
D.	Stakeholder Provisions

Vote against management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
E.	Super-majority Vote Requirement to Approve Mergers
1.	Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

2.	Vote against management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations.
F.	Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

1.	Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

2.	Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.
G.	Unequal Voting Rights

Vote against proposals for dual class exchange offers and dual class recapitalizations.

H.	Existing Dual Class Companies
1.	Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

2.	Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.
I.	White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).
V Miscellaneous Corporate Governance Provisions
A.	Abstention Votes

Vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting, unless that consideration is required by state law.

B.	Annual Meetings
1.	Vote for management proposals asking for authority to vote at the meeting for “other matters” not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

2.	Vote against shareholder proposals to rotate the time or place of annual meetings.
C.	Confidential Voting and Independent Tabulation and Inspections

Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.	Equal Access

Vote for shareholder proposals to allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.	Bundled Proposals

Bundled or “conditioned” proxy proposals are normally voted in accordance with ADP analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.	Shareholder Advisory Committee
1.	Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with the proposal.

2.	Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with the proposal.
G.	Disclosure Proposals
          Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with the proposal.
H.	Conflict of Interest
          When facing conflicts between our interests and the interests of our clients, KCwill always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, KCmust exercise caution to ensure our clients’ interests are not compromised.
We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:
(i)	identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

(ii)	determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

(iii)	review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

(iv)	CCO to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

(v)	pursuant to the request of the Board of Trustees of the Quaker Trust, KC will report to the Board any conflict of interest matter and how the CCO resolved it.
The CCO will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.
VI Capital Structure
A.	Common Stock Authorization
1.	Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with the proposal.

2.	Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with the proposal.

3.	Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.	Blank Check Preferred Stock

1.	Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

2.	Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with the proposal.

3.	Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

4.	Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
E.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

Proposals to provide shareholders with preemptive rights are normally voted in accordance with the proposal.

G.	Debt Restructuring

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with the proposal.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VII Executive Compensation/Employee Consideration
A.	Incentive Plans

All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with the proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Knott Capital):
•	Necessity

•	Reasonableness Test

•	Participation

•	Dilution

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Company specific dilution cap calculated

•	Present Value of all incentives, derivative awards, cash/bonus compensation

•	Shareholder wealth transfer (dollar amount of shareholders’ equity paid to its executives)

•	Voting power dilution — Potential percent reduction in relative voting power

•	Criteria for awarding grants

•	Process for determining pay levels
B.	Shareholder Proposals to Limit Executive and Director Compensation
1.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

2.	All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with the proposal.
C.	Golden Parachutes
1.	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

2.	Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with the proposal.
D.	Employee Stock Ownership Plans (ESOP)
1.	Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).
2.       Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with the proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):
•	Reasonableness Test

•	Participation

•	Administration

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Dilution
E.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

F.	DISCOUNTED OPTIONS/RESTRICTED STOCK

Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with the proposal.)

G.	Pension Fund Credits

Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.
VIII State of Incorporation
A.	Re-Incorporation Proposals

Proposals to change a corporation’s state of incorporation are normally voted in accordance with the proposal.

B.	State Takeover Statutes

Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with the proposal.

C.	State Fair Price Provisions

Proposals to opt out of S.F.P’s are normally voted in accordance with the proposal.

D.	Stakeholder Laws

Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.	Disgorgement Provisions

Proposals to opt out of disgorgement provisions are normally voted in accordance with the proposal.
IX Mergers and Corporate Restructurings
A.	Mergers and Acquisitions

Votes on mergers and acquisitions are normally voted in accordance with the proposal. The voting decision depends on a number of factors, including:
•	Anticipated financial and operating benefits

•	Offer price (cost vs. premium)

•	Prospects of the combined companies

•	How the deal was negotiated

•	Changes in corporate governance and their impact on shareholder rights

•	Other pertinent factors discussed below.
B.	Corporate Restructurings

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with the proposal.

C.	Spin-Offs

Votes on spin-offs are normally voted in accordance with the proposal, considering
•	The tax and regulatory advantages

•	Planned use of the sale proceeds

•	Market focus

•	Managerial incentives.
D.	Asset Sales

Votes on asset sales are normally voted in accordance with the proposal, Considering:
•	The impact on the balance sheet/working capital

•	The value received for the asset

•	The potential elimination of diseconomies.
E.	Liquidations

Votes on liquidations normally voted in accordance with the proposal, after reviewing :
•	Management’s efforts to pursue other alternatives

•	The appraisal value of the assets

•	The compensation plan for executives managing the liquidation.
F.	Rights of Appraisal

Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.	Changing Corporate Name

Vote for changing the corporate name.
X Social Issues Proposals
A.	Social Issues Proposals

Vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with the proposal, which is based on expected effect on shareholder value, and then voted accordingly.

Generally, vote for disclosure reports that seek additional information.
XI Proxies Not Voted
A.	Shares Out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.	Share-Blocking

Proxies are not voted for countries with “share-blocking”, generally, voting would restrict ability to sell shares. A list of countries with “share-blocking” is available upon request.

C.	Other

There may be circumstances, such as costs or other factors, where KC would in its reasonable discretion refrain from voting proxy shares.

SECTORAL ASSET MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES
I. Introduction
Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires an adviser with voting responsibilities for its client’s securities to comply with the following responsibilities:
1.	Policies must be in writing;

2.	Policies must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

3.	Policies must describe how the adviser resolves those conflicts in the interest of clients;

4.	An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client’s proxies and not those of other clients;

5.	An adviser must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

6.	An adviser must keep the following records for five years, the first two years in an appropriate office of the adviser:
a.	Copies of its proxy voting policies and procedures;

b.	Copies of each proxy statement received;

c.	Records of votes cast;

d.	Records of all communications received whether oral or written;

e.	Internal documents created that were material to the voting decision; and

f.	A record of each client request for proxy voting records (including the date of the request, the name of the

g.	client and date of the response) and the advisers response.
7.	An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;
8.	In voting proxies, an adviser must act prudently and solely in the interest of clients.
II. Proxy Voting Authority
Unless otherwise specifically directed by a client in writing, we are responsible for the voting of all proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.
1. Statements of policies and procedures
A. Policy Statement. The Advisers Act requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects the basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations.
B.	Conflicts of Interest.

We have established the following policies to prevent the occurrence of a conflict of interest:
1.	We do not manage any pension plan of companies in which we invest.

2.	Neither we nor our affiliates offer any other services than investment advisory.

3.	Our officers do not participate on the board of any company in which we could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of our external directors is a member of a board of a company in our universe, we will not invest in that company.

4.	We offer the option to our clients to vote or not their proxies.

5.	As described below we have delegated at our expense voting of proxies to a third party.

6.	If a client wishes to intervene in the proxy voting process, they are free to do so.
Although we believe the above measures will largely prevent the occurrence of material conflicts of interest, we acknowledge that other conflicts of interest may arise from time to time and we take additional measures to address those conflicts. Specifically, we review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients and our interests (including those of our affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”). We perform this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, we shall promptly report the matter to Jérôme Pfund (the “Compliance Officer”). The Compliance Officer shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Compliance Officer may determine that we resolve a potential conflict in any of the following manners:
1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on our part;

2.	We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	We may engage an independent third-party to determine how the proxy should be voted; or
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.
C.	Limitations on Our Responsibilities.

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.
a)	Client Guidelines. We vote a client’s proxies in accordance with the client’s investment guidelines.

b)	Mutual Funds. We vote proxies of our mutual fund clients, if any, subject to the funds’ applicable investment restrictions.

c)	ERISA Accounts. We vote proxies of our ERISA clients, if any, in accordance with our duty of loyalty and prudence, in compliance with the plan documents, as well as our duty to avoid prohibited transactions.
4.	Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client’s account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Our policy is generally to vote all shares in shareblocking countries unless, in our experience, trade settlement would be unduly restricted.

5.	Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client’s custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, we are not required to vote securities on loan unless we have knowledge of a material voting event that could affect the value of the loaned securities. In this event, we may, in our sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

6.	Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow any such written direction for proxies after our receipt of such written direction.
D. Disclosure. A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their portfolio manager to make such a request.

E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their portfolio manager.
F. Delegation. As described in Item 5 below, we have delegated certain of our responsibilities under these Proxy Voting Policies and Procedures to a third party, Institutional Shareholder Services (“ISS”), but we have retained final authority and fiduciary responsibility for proxy voting and we will monitor ISS’s compliance with these Proxy Voting Policies and Procedures.
IV. Administration of Policies and Procedures
A. Compliance Officer. The Compliance Officer is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Compliance Officer also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Compliance Officer sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer
B. Investment Support Group. The Investment Support Group (“Investment Support Group”) of ISS is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the contact entered into between Fairvest and Sectoral Asset Management on July 3, 2003. ISS shall vote in accordance with the guidelines agreed upon between ISS and us.
C. Proxy Administrator. The Investment Support Group of ISS will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
V. How Proxies are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, we have retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While we rely upon ISS research in establishing our proxy voting guidelines, and many of our guidelines are consistent with ISS positions, we may deviate from ISS recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to our clients on request.
1.	Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to us indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system. The custodians of the clients who have delegated the proxy voting authority to us shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, we shall send a holdings report to ISS at the end of every month. ISS shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to ISS. If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile. ISS shall also keep a record of all proxies voted on our behalf.

B.	Monitoring and Resolving Conflicts of Interest. We are also responsible for monitoring and resolving possible material conflicts between our interests and those of our clients with respect to proxy voting. Application of our guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by us using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with our guidelines, together with the Proxy Administrator, we will review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. We also assesses whether any business or other relationships between us and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Compliance Officer for immediate resolution.
VI. Reporting and Record Retention
Vote Summary Reports will be generated for each client that requests us to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.
The Adviser retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as our voting guidelines, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.